-------------------
                                                             INSTITUTIONAL CLASS
                                                             -------------------

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX(TM) FUND

SEMI-ANNUAL REPORT

APRIL 30, 1998

                                                   TO GET THERE, START HERE.(SM)

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

                              NOTICE TO INVESTORS

- Shares of Firstar Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

-Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS
                                                                       Page(s)
SHAREOWNER LETTER........................................................1-2
STEADY GROWTH, LOW INFLATION AND A FLAT YIELD CURVE......................3-5
LOOKING AHEAD.............................................................5
SHORT-TERM BOND MARKET FUND REVIEW.......................................6-7
INTERMEDIATE BOND MARKET FUND REVIEW.....................................8-9
TAX-EXEMPT INTERMEDIATE BOND FUND REVIEW................................10-11
BOND IMMDEX(TM) FUND REVIEW.............................................12-13
STATEMENT OF ASSETS AND LIABILITIES.......................................14
STATEMENT OF OPERATIONS...................................................15
STATEMENT OF CHANGES IN NET ASSETS........................................16
FINANCIAL HIGHLIGHTS....................................................17-20
SCHEDULE OF INVESTMENTS.................................................21-30
NOTES TO THE FINANCIAL STATEMENTS.......................................31-34


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

                                                                       JUNE 1998

DEAR SHAREHOLDER:

INVESTMENT REVIEW

During the first half of our fiscal year, financial markets were strong, rewarding investors that stayed the course. Robust U.S. employment gains, rising incomes and declining levels of inflation drove consumer confidence to record highs. Gains in consumer spending (responsible for two-thirds of U.S. economic activity) on everything from housing to apparel to financial services kept U.S. economic growth at impressive levels.

Despite solid economic underpinnings, the Asian financial crisis and the fear that inflation is "just around the corner" will sustain above-average volatility in the financial markets. However, even with all the ups and downs, we continue to believe the long-term return potential of stocks and high quality bonds calls for a consistent approach to asset allocation. Remember, it's time, not timing, and a disciplined approach to asset allocation that wins the investment marathon.

The Taxpayer Relief Act of 1997 created additional opportunities for IRA investors to more aggressively prepare for their retirement. Many of you may have already taken advantage of the new tax legislation by starting a Roth IRA. Now, more than ever, it's important to consult your tax adviser to understand how you can best benefit from favorable new tax laws.

The renaming of our fund family - from Portico to Firstar Funds - on February 1, 1998 aligned us more closely with our parent company and eliminated any confusion over the relationship between the two organizations. Many enhancements have been made to Firstar Funds literature as well as to the Firstar Funds' web site at www.firstarfunds.com. Newly introduced, Firstar Funds Direct allows you to access information regarding your account(s) on-line. Look for transactional capabilities to become available on-line this summer. These are just a few of the ways we are adding value to our servicing efforts. Our goal is to make it easy and convenient for you to access your account(s) - 24 hours a day, seven days a week.

MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

- The Asian "flu" has devolved to "pneumonia."

- The absence of a Japanese economic "tugboat" to pull the Pacific Rim out of its decline (a la the U.S. in the 1995 Mexican crisis) will deepen and lengthen the region's financial woes.

- Reduced demand for U.S. exports due to the dollar's strength and a surge in Asian imports will balloon the U.S. trade deficit to $200-$250 billion in 1998, creating a drag on the U.S. economy equivalent to 2%-3% of GDP.

- Rising U.S. wages along with today's competitive, no-pricing-power environment are squeezing corporate profits and increasing the "urge to merge" as companies have no alternative but to acquire their competitors and then cut costs to grow earnings.

- Competition from imports and global overcapacity in manufacturing (e.g. autos) and commodities (e.g. oil) will keep U.S. inflation subdued with the Consumer Price Index (CPI) rising just 1%-1.5% in 1998.

- Low unemployment and rising "real" (inflation-adjusted) wages in the U.S. are fueling a boom in consumer spending, sustaining the current U.S. economic expansion (now in its eighth year) despite the weakness in U.S. foreign trade and the drag from a federal budget surplus.

- After the first quarter's strong 4.8% advance in real GDP, U.S. economic growth will slow to a 2%-3% rate, bringing the full-year 1998 gain in economic output to approximately 3%.

- Prospects for continued low levels of inflation and a slowdown in U.S. economic growth make today's historically high inflation-adjusted bond yields very attractive.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

- U.S. bond market supply/demand trends favor lower interest rates as a likely $75 billion swing in the federal budget from deficit to surplus reduces supply while a strong dollar attracts foreign capital and increases demand.

- A profits squeeze for the big, multi-national U.S. companies due to rising wages, Asia's woes and a strong dollar could signal a cyclical peak in the relative outperformance of large company stocks as their earnings growth slows and the price-to-earnings multiples awarded their stocks are compressed.

- With stock performance driven by just two variables - earnings and the multiple investors are willing to put on those earnings - prospects for small and medium-sized company stocks are getting brighter given their underexposure to Asia, improved relative earnings growth and attractive valuations (i.e. price-to-earnings multiples).

- During the next several months, we expect one, perhaps two, stock market declines of 10%-15%. Yet despite the likelihood of increased market volatility in the near-term, we are sticking with our beginning-of-the-year outlook for above-average stock market returns in calendar 1998.

IN SUMMARY

Looking ahead, we see continued moderate economic growth and low levels of inflation. Although market volatility may heighten anxiety levels, we believe 1998 will be another good year for investors. Finally, given the market's tremendous gains over the past few years, it may be an opportune time to review your portfolio. Uneven gains can sidetrack a well-planned investment strategy. Make sure you are properly diversified.

As always, we appreciate your confidence in the Firstar Funds and encourage you to read the portfolio reviews that follow.



(photo)                       (photo)


J. SCOTT HARKNESS, CFA        MARY ELLEN STANEK, CFA
Chairman & Chief              President
Investment Officer
Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


STEADY GROWTH, LOW INFLATION AND A FLAT YIELD CURVE

The economy has continued on its steady growth/low inflation trek producing ideal conditions for the financial markets. First quarter GDP (Gross Domestic Product) grew by 4.8% after adjusting for inflation. Inflation, as measured by the CPI (Consumer Price Index), was unchanged in the first quarter and for the 12 months ended March 31, 1998 was up just 1.4%. With inflation (the number one enemy of the bond market) on the retreat, the bond market, along with the stock market, has advanced. Long-term yields have fallen 20 basis points over the last 6 months while short-term yields, supported by a determined Federal Reserve, are essentially unchanged. The result has been further flattening of an already flat U.S. Treasury yield curve (see graph, below).

 Maturity       10/31/97       4/30/98
 (years)       Yield (%)      Yield (%)
 --------      ---------      ---------
     1            5.35           5.38
     2            5.61           5.57
     3            5.68           5.60
     5            5.72           5.64
     7            5.84           5.73
    10            5.83           5.67
    30            6.15           5.95

We believe that inflation will remain subdued and see the flat yield curve as an indication of the market's confidence in the Fed's resolve to contain inflation.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

HIGH REAL YIELDS

While nominal yields may appear low by historical standards, real yields, or nominal yields less inflation, are high as the following chart shows. We believe the bond market currently offers good value to investors seeking attractive inflation-adjusted returns.


                                  REAL YIELDS
                             HISTORICAL VS. CURRENT
                       (3, 5 & 10 YR. U.S. TREASURY NOTES)
                     --------------------------------------
                     TREASURY  HISTORICAL AVERAGE  CURRENT
                       NOTE      (1960-PRESENT)   (4/30/98)
                     -------   -----------------   --------
                      3 YR.          2.42%          4.18%
                      5 YR.          2.57%          4.21%
                     10 YR.          2.77%          4.24%


--------------------------------------------------------------------------------
                      FIRSTAR FAMILY OF FIXED-INCOME FUNDS
--------------------------------------------------------------------------------
                    SHORT-TERM   INTERMEDIATE-TERM BOND FUNDS    LONG-TERM
                    BOND FUND                                    BOND FUND
--------------------------------------------------------------------------------
                     FIRSTAR        FIRSTAR        FIRSTAR        FIRSTAR
                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE     IMMDEX (TM)
                       FUND           FUND         BOND FUND        FUND
--------------------------------------------------------------------------------
                      LEHMAN         LEHMAN         LEHMAN         LEHMAN
                     BROTHERS       BROTHERS       BROTHERS       BROTHERS
   BENCHMARK         1-3 YEAR     INTERMEDIATE  5-YEAR GENERAL  GOV'T./CORP.
                   GOV'T./CORP.   GOV'T./CORP.    OBLIGATION        BOND
                    BOND INDEX     BOND INDEX     BOND INDEX       INDEX

AVERAGE QUALITY
OF HOLDINGS<F1>         AA             AA            AAA             AA

AVERAGE MATURITY    2.8 YEARS      5.3 YEARS      5.1 YEARS      10.6 YEARS
--------------------------------------------------------------------------------
   DURATION         1.7 YEARS      3.3 YEARS      4.2 YEARS      5.4 YEARS
--------------------------------------------------------------------------------
PRINCIPAL VOLATILITY   LOW          MODERATE       MODERATE    MODERATE-HIGH
--------------------------------------------------------------------------------
Lehman Brothers is neither a sponsor of nor affiliated with Firstar Funds. An investment cannot be made in an index. Average quality, maturity and duration reflect the portfolio as of April 30, 1998, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in the current prospectus.

<F1> Dollar weighted average quality of portfolio securities held by the Funds.


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

GUESSING ON RATES - A DANGEROUS GAME

Despite declining inflation and high real yields, many bond managers anticipated higher inflation and rising interest rates for this year. They shortened the duration and decreased the interest rate sensitivity of their portfolios relative to their benchmarks late last year. By keeping their portfolios shorter than their benchmarks, they hoped to outperform by minimizing the effects of the rise in rates they saw coming. With a slight decrease in rates so far this year, many of these managers now find themselves behind the performance of their benchmarks. WE MAINTAIN THAT ATTEMPTING TO TIME CHANGES IN INTEREST RATES IS EXTREMELY DIFFICULT AND, IN THE LONG RUN, A SELF-DEFEATING GAME.

Our unwavering approach for the Firstar bond funds is to adhere to our structured, or duration-matched, fixed-income management style. Our management approach does not change with the market; we match the interest rate sensitivity (duration) of each fund to that of its benchmark. Because we can effectively measure and control the price risk of a portfolio so that the return mirrors the selected index, it is possible to enhance the return without measurably increasing the risk of the portfolio (relative to the benchmark). Thus, keeping risks in line with objectives, our goal for each fund is to outperform its benchmark on a consistent basis before fund expenses. We believe that incremental outperformance on a consistent basis leads to superior performance in the long run.

LOOKING AHEAD

For the balance of 1998, we expect many of the same key trends to continue. Moderate economic growth coupled with continued low levels of inflation provide attractive real or inflation-adjusted yields across all bond portfolios. We expect the yield curve to remain flat and volatility to remain high. In this environment, our long-standing approach to stay duration-neutral to our benchmark and add value through our issue selection, sector allocation and yield curve positioning decisions will provide our shareowners with attractive inflation-adjusted returns.


MARY ELLEN STANEK, CFA
TERESA R. WESTMAN, CFA
DANIEL A. TRANCHITA, CFA
WARREN D. PIERSON, CFA
Portfolio Managers
Firstar Investment Research & Management Company, LLC (FIRMCO)


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


                          SHORT-TERM BOND MARKET FUND

FIRSTAR SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with maturities longer than three years, in addition to shorter bonds and notes.

INTEREST RATE SENSITIVITY AND RETURN
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 2.8 YEARS, and a DURATION OF 1.7 YEARS. Because the Short-Term Bond Market Fund's duration of 1.7 years is less than the durations of the other Firstar taxable bond funds, when interest rates increase it will display less downward price movement than the Intermediate Bond Market Fund and the Bond IMMDEX (TM) Fund. But, when interest rates decrease, this Fund will also exhibit less price appreciation than the Intermediate Bond Market Fund and the Bond IMMDEX (TM) Fund.

The shorter average maturity and duration of this Fund did not have a significant impact on its performance for the six months ended April 30, 1998. A slight decrease in interest rates (2-year U.S. Treasury rates decreased by 5 basis points to 5.57%) resulted in a six-month total return for the Fund of +2.82%. This compares to the Fund's benchmark, the Lehman Brothers 1-3 Year Government Corporate Bond Index, which had a total return of +2.89% for the same period. Additionally, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CPI, WHICH OVER THE SAME PERIOD INCREASED ONLY A HALF OF ONE PERCENT.

SECTOR ALLOCATION
While the Fund's duration is the single most significant determinant of its return, other factors are important too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED-INCOME INVESTMENT GRADE UNIVERSE. Sectors that we currently favor include: finance, banking and brokerage, dollar-denominated international, asset-backed securities, and mortgage-backed securities. Asset-backed securities in the Fund are all rated highly by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments in the portfolio. ALMOST TWO-THIRDS OF THE FUND (66%) IS INVESTED IN OBLIGATIONS RATED Aaa/AAA OR HIGHER.

FOREIGN EXPOSURE
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 7% of the Fund and include credits of Canadian, European and Asian entities. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened significantly. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 21 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same disciplined management approach. The past five years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Short-Term Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.


(PHOTO)                       (PHOTO)


MARY ELLEN STANEK, CFA        DANIEL A. TRANCHITA, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since January 1, 1993. Mary Ellen has 19 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FIRSTAR SHORT-TERM BOND MARKET FUND
-----------------------------------
12/29/89    10,000
   10/90    10,464
   10/91    11,865
   10/92    12,966
   10/93    13,833
   10/94    14,035
   10/95    15,290
   10/96    16,177
   10/97    17,223
    4/98    17,709

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS 12/29/89
--------------------------------------------------------------------------------
FIRSTAR SHORT-TERM BOND MARKET FUND        2.8     7.0    6.7     5.6    7.1
Lehman Brothers 1-3 Year Gov't./Corp.
   Bond Index<F1>                          2.9     7.2    6.8     5.5    7.0
--------------------------------------------------------------------------------

<F1> The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum outstanding par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   15%
-----------------------------------
U.S. Government Agency          14%
-----------------------------------
Mortgage-Backed                 14%
-----------------------------------
Finance, Banking, Brokerage     17%
-----------------------------------
Industrial                       5%
-----------------------------------
Utility                          1%
-----------------------------------
International/Yankee             7%
-----------------------------------
Asset-Backed                    24%
-----------------------------------
Cash                             2%
-----------------------------------
Taxable Municipal                1%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity          2.8 Years
-----------------------------------
Average Duration          1.7 Years
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   15%
-----------------------------------
U.S. Government Agency          14%
-----------------------------------
Aaa                             37%
-----------------------------------
Aa                               5%
-----------------------------------
A                               24%
-----------------------------------
Baa                              4%
-----------------------------------
Ba                               1%
-----------------------------------
Total                          100%
-----------------------------------

SEC 30-DAY YIELD
-----------------------------------
5.80%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$175,244,901
-----------------------------------


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

                         INTERMEDIATE BOND MARKET FUND

FIRSTAR INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Intermediate
Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with long remaining maturities (10 years or longer), in addition to shorter bonds and notes.

INTEREST RATE SENSITIVITY AND RETURN
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.3 YEARS, and a DURATION OF 3.3 YEARS. Because the Intermediate Bond Market Fund's duration of just over three years is between the durations of the other Firstar taxable bond funds, when interest rates increase it will display more downward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX(TM) Fund. But, when interest rates decrease, this Fund will exhibit greater price appreciation than the Short-Term Bond Market Fund and less than the Bond IMMDEX(TM) Fund.

The intermediate average maturity and duration of the fund did not have a significant impact on its performance for the six months ended April 30, 1998. A slight decrease in interest rates (5-year U.S. Treasury rates decreased by 0.1% to 5.6%) resulted in a six-month total return for the Fund of +2.81%. This compares to the Fund's benchmark, the Lehman Brothers Intermediate Government Corporate Bond Index, which had a total return of +3.11% for the same period. Additionally, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CPI, WHICH OVER THE SAME PERIOD INCREASED ONLY A HALF OF ONE PERCENT.

SECTOR ALLOCATION
While the Fund's duration is the single most significant determinant of its return, other factors are important too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED-INCOME INVESTMENT GRADE UNIVERSE. Sectors that we currently favor include: finance, banking and brokerage, dollar-denominated international, and asset-backed securities. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND, (59%), IS INVESTED IN OBLIGATIONS RATED Aaa/AAA OR HIGHER.

FOREIGN EXPOSURE
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 8% of the Fund and include credits of Canadian, European and Asian entities. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened significantly. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 23 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same disciplined management approach. The past five years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Intermediate Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.


(PHOTO)                       (PHOTO)


MARY ELLEN STANEK, CFA        TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception on January 5, 1993. Mary Ellen has 19 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial
Analysts.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FIRSTAR INTERMEDIATE BOND MARKET FUND
-------------------------------------
1/5/93      10,000
 10/93      10,858
 10/94      10,670
 10/95      11,978
 10/96      12,669
 10/97      13,602
  4/98      13,983

This chart assumes an initial investment of $10,000 made on 1/5/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS  1/5/93
--------------------------------------------------------------------------------
FIRSTAR INTERMEDIATE BOND MARKET FUND      2.8     8.5    7.6     6.0    6.5
LEHMAN BROTHERS INTERMEDIATE
   GOV'T./CORP. BOND INDEX<F1>             3.1     8.9    7.7     6.1    6.6
--------------------------------------------------------------------------------

<F1> The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   28%
-----------------------------------
U.S. Government Agency           6%
-----------------------------------
Mortgage-Backed                  4%
-----------------------------------
Finance, Banking, Brokerage     22%
-----------------------------------
Industrial                       9%
-----------------------------------
International/Yankee             8%
-----------------------------------
Asset-Backed                    21%
-----------------------------------
Cash                             2%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity          5.3 Years
-----------------------------------
Average Duration          3.3 Years
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   28%
-----------------------------------
U.S. Government Agency           6%
-----------------------------------
Aaa                             25%
-----------------------------------
Aa                               3%
-----------------------------------
A                               29%
-----------------------------------
Baa                              8%
-----------------------------------
Ba                               1%
-----------------------------------
Total                          100%
-----------------------------------

SEC 30-DAY YIELD
-----------------------------------
5.81%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$299,670,746
-----------------------------------

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


                       TAX-EXEMPT INTERMEDIATE BOND FUND

FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income exempt from federal income taxes and emphasizes total return with relatively low volatility of principal. Currently, the Fund does not purchase any issues which are subject to the alternative minimum tax.

INTEREST RATE SENSITIVITY AND RETURN
In order to achieve its objectives, the Fund invests in bonds of short and intermediate maturity. These bonds have a lower price sensitivity to changes in interest rates than longer maturity bonds and, therefore, tend to be more stable in value. As of April 30, 1998, the Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.1 YEARS, and a DURATION OF 4.2 YEARS.

For the six months ended April 30, 1998, THE TOTAL RETURN OF THE FUND WAS +1.93%. With the CPI increasing just 0.5% over the same time period, THIS REPRESENTS A HIGH REAL RATE OF RETURN for short- to intermediate-term tax-exempt bonds.

SECTOR ALLOCATION
With credit spreads in the municipal bond market remaining tight, the Fund continues to focus on high quality holdings. As of April 30, 1998, the Fund has an average quality rating of AAA with 70% OF THE FUND'S HOLDINGS SECURED WITH U.S. TREASURY ISSUES (prerefunded municipal bonds).

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Tax-Exempt Intermediate Bond Fund's inception on 2/8/93, we have adhered to the same disciplined management approach. Over the past five years, the municipal bond market has seen considerable volatility. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.



(PHOTO)


WARREN D. PIERSON, CFA


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
WARREN D. PIERSON, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since June 22, 1993. Since joining Firstar in 1985, his responsibilities have included trading government and government agency issues, as well as money market instruments. His current portfolio management responsibilities focus on the tax-exempt bond market. Warren received his BA from Lawrence University in 1984, and has 13 years of investment management experience. He is a Chartered Financial Analyst, as well as a member of the Association for Investment Management and Research and the Milwaukee Investment Analysts Society.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------
2/8/93      10,000
 10/93      10,536
 10/94      10,459
 10/95      11,440
 10/96      11,900
 10/97      12,609
  4/98      12,852

This chart assumes an initial investment of $10,000 made on 2/8/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DAVE   YEAR   YEARS   YEARS 2/8//93
--------------------------------------------------------------------------------
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND  1.9     6.5    5.6     5.0    4.9
Lehman Brothers 5 Year General
   Obligation Bond Index<F1>               1.9     6.9    6.3     5.4    5.4
--------------------------------------------------------------------------------

<F1> The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
General Obligations              7%
-----------------------------------
Escrowed/Prerefunded            70%
-----------------------------------
Insured                         21%
-----------------------------------
Revenue                          2%
-----------------------------------
Total                          100%
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
Aaa                             91%
-----------------------------------
Aa                               9%
-----------------------------------
A                                0%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity          5.1 Years
-----------------------------------
Average Duration          4.2 Years
-----------------------------------

SEC30-DAY YIELD
-----------------------------------
4.02%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$82,857,805
-----------------------------------


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)



                               BOND IMMDEX(TM) FUND

FIRSTAR BOND IMMDEX(TM) FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with very long remaining maturities (30 years or longer), in addition to shorter bonds and notes.

INTEREST RATE SENSITIVITY AND RETURN
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 10.6 YEARS, and a DURATION OF 5.4 YEARS. Because the Bond IMMDEX(TM) Fund's duration of just over five years is the longest of all the Firstar taxable bond funds, it will display the greatest downward price movement when interest rates increase, but will exhibit the greatest price appreciation when interest rates decrease.

The longer average maturity and duration of the Fund did not have a significant impact on its performance for the six months ended April 30, 1998. A slight decrease in interest rates (10-year U.S. Treasury rates decreased by 0.1% to 5.7%) resulted in a six-month total return for the Fund of +3.40%. This is in line with the Fund's benchmark, the Lehman Brothers Government Corporate Bond Index, which had a total return of +3.64% for the same period. Additionally, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CPI, WHICH OVER THE SAME PERIOD INCREASED ONLY A HALF OF ONE PERCENT.

SECTOR ALLOCATION
While the Fund's duration is the single most significant determinant of its return, other factors are important too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED-INCOME INVESTMENT GRADE UNIVERSE. Sectors that we currently favor include: finance, banking and brokerage, dollar-denominated international, and asset-backed securities. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND (59%) IS INVESTED IN OBLIGATIONS RATED Aaa/AAA OR HIGHER.

FOREIGN EXPOSURE
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 10% of the Fund and include credits of Canadian, European and Asian entities. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened significantly. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 28 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Bond IMMDEX(TM) Fund's inception on 12/29/89, we have adhered to the same disciplined management approach. The past eight years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Bond IMMDEX(TM)'s returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.



(PHOTO)                       (PHOTO)


MARY ELLEN STANEK, CFA        TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Teresa since January 1, 1992. Mary Ellen has 19 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)



FIRSTAR BOND IMMDEX(TM) FUND
-------------------------
12/29/89    10,000
   10/90    10,421
   10/91    12,105
   10/92    13,376
   10/93    15,154
   10/94    14,565
   10/95    15,934
   10/96    17,840
   10/97    19,428
    4/98    20,088


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS 12/29/89
--------------------------------------------------------------------------------
FIRSTAR BOND IMMDEX(TM) FUND               3.4    11.0    8.9     7.0    8.7
Lehman Brothers Gov't./Corp.
   Bond Index<F1>                          3.6    11.3    8.9     6.9    8.6
--------------------------------------------------------------------------------

<F1> The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; not less than one year to maturity; minimum out standing par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for the Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   36%
-----------------------------------
U.S. Government Agency           7%
-----------------------------------
Mortgage-Backed                  0%
-----------------------------------
Finance, Banking, Brokerage     20%
-----------------------------------
Industrial                      10%
-----------------------------------
Utility                          3%
-----------------------------------
International/Yankee            10%
-----------------------------------
Asset-Backed                    11%
-----------------------------------
Cash                             3%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity         10.6 Years
-----------------------------------
Average Duration          5.4 Years
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   36%
-----------------------------------
U.S. Government Agency           7%
-----------------------------------
Aaa                             16%
-----------------------------------
Aa                               3%
-----------------------------------
A                               25%
-----------------------------------
Baa                             12%
-----------------------------------
Ba                               1%
-----------------------------------
Total                          100%
-----------------------------------

SEC 30-DAY YIELD
-----------------------------------
5.87%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$516,083,949
-----------------------------------

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1998                                          SHORT-TERM         INTERMEDIATE         TAX-EXEMPT             BOND
(UNAUDITED)                                            BOND MARKET         BOND MARKET         INTERMEDIATE          IMMDEX(TM)
                                                           FUND                FUND              BOND FUND             FUND
                                                       ------------        ------------        ------------        ------------

ASSETS:
  Investments, at value (cost $173,411, $290,413,
    $83,493 and $491,193, respectively)                  $173,873            $294,540            $ 84,594            $513,062
  Interest receivable                                       2,243               4,426               1,510               8,385
  Capital shares sold                                         915                 919               2,085               1,469
  Cash                                                          -                  69                   -                   -
  Other assets                                                 25                  23                  25                  26
                                                       ----------           ---------           ---------           ---------

    Total Assets                                          177,056             299,977              88,214             522,942
                                                        ---------           ---------           ---------           ---------

LIABILITIES:
  Payable for securities purchased                          1,039                   -                   -               5,756
  Capital shares redeemed                                     608                 126               5,277                 844
  Payable to affiliates                                       131                 156                  53                 237
  Accrued expenses and other liabilities                       33                  24                  26                  21
                                                        ---------           ---------           ---------           ---------

    Total Liabilities                                       1,811                 306               5,356               6,858
                                                        ---------           ---------           ---------           ---------
NET ASSETS                                               $175,245            $299,671            $ 82,858            $516,084
                                                        =========           =========           =========           =========

NET ASSETS CONSIST OF:
  Capital stock                                          $177,238            $295,803            $ 81,761            $494,573
  Undistributed net investment income                          74                 140                  28                 250
  Undistributed accumulated net realized losses           (2,529)               (399)                (32)               (608)
  Unrealized net appreciation on investments                  462               4,127               1,101              21,869
                                                        ---------           ---------           ---------           ---------

    Total Net Assets                                     $175,245            $299,671            $ 82,858            $516,084
                                                        =========           =========           =========           =========

SERIES A:
  Net assets                                             $ 66,923            $ 25,172            $ 25,101            $ 77,064
  Shares authorized ($.0001 par value)                    500,000             500,000             500,000             500,000
  Shares issued and outstanding                             6,536               2,443               2,427               2,729
  Net asset value and redemption price per share <F1>      $10.24              $10.30              $10.34              $28.24
                                                        =========           =========           =========           =========
  Maximum offering price per share <F1>                    $10.45              $10.51              $10.55              $28.82
                                                        =========           =========           =========           =========

SERIES INSTITUTIONAL:
  Net assets                                             $108,322            $274,499            $ 57,757            $439,020
  Shares authorized ($.0001 par value)                    500,000             500,000             500,000             500,000
  Shares issued and outstanding                            10,577              26,644               5,584              15,539
  Net asset value, redemption price and offering
    price per share <F1>                                   $10.24              $10.30              $10.34              $28.25
                                                        =========           =========           =========           =========

<F1> Amounts may not recalculate due to rounding.



                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1998                         SHORT-TERM         INTERMEDIATE         TAX-EXEMPT            BOND
(UNAUDITED)                                            BOND MARKET         BOND MARKET         INTERMEDIATE        IMMDEX(TM)
                                                           FUND                FUND              BOND FUND            FUND
                                                       ------------        ------------        ------------        ----------

INVESTMENT INCOME:
  Interest income                                          $5,820              $9,045              $1,919             $16,311
                                                     ------------        ------------        ------------        ------------

EXPENSES:
  Investment advisory fees                                    529                 712                 198                 741
  Administration fees                                          97                 157                  44                 273
  Shareowner servicing and accounting costs                    71                  76                  46                  95
  Service organization fees - Series A                         83                  28                  27                  87
  Custody fees                                                 21                  25                  10                  48
  Federal and state registration fees                          14                  22                  10                  24
  Professional fees                                            13                  13                  10                  14
  Reports to shareowners                                       19                   5                   3                  18
  Directors' fees and expenses                                  4                   4                   4                   4
  Other                                                         3                   3                   1                   7
                                                     ------------        ------------        ------------        ------------

  Total expenses before waiver                                854               1,045                 353               1,311
    Less: Waiver of expenses                                (331)               (305)               (128)               (183)
                                                     ------------        ------------        ------------        ------------

    Net expenses                                              523                 740                 225               1,128
                                                     ------------        ------------        ------------        ------------

NET INVESTMENT INCOME                                       5,297               8,305               1,694              15,183
                                                     ------------        ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investment transactions                104                 421                  21                  89
  Change in unrealized appreciation (depreciation)
    on investments                                          (673)               (707)               (215)               1,251
                                                     ------------        ------------        ------------        ------------

    Net gain (loss) on investments                          (569)               (286)               (194)               1,340
                                                     ------------        ------------        ------------        ------------

NET INCREASEIN NET ASSETS
RESULTING FROM OPERATIONS                                  $4,728              $8,019              $1,500             $16,523
                                                     ============        ============        ============        ============


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                               SHORT-TERM            INTERMEDIATE           TAX-EXEMPT                BOND
                                               BOND MARKET           BOND MARKET         INTERMEDIATE BOND         IMMDEX(TM)
                                                  FUND                   FUND                  FUND                   FUND
                                           -------------------   -------------------    -------------------    ------------------
                                          Six months    Year     Six months    Year     Six months    Year    Six months    Year
                                             ended      ended       ended      ended      ended      ended       ended     ended
                                           Apr. 30,   Oct. 31,    Apr. 30,   Oct. 31,    Apr. 30,   Oct. 31,   Apr. 30,   Oct. 31,
                                             1998       1997        1998       1997        1998       1997       1998       1997
                                           --------   --------    --------   --------    --------   --------   --------    -------
                                          (Unaudited)            (Unaudited)           (Unaudited)            (Unaudited)
OPERATIONS:
  Net investment income                     $ 5,297   $ 12,672   $  8,305    $ 13,379    $ 1,694    $ 2,460    $15,183    $ 27,218
  Net realized gain (loss) on investments       104    (1,101)        421         242         21         48         89         447
  Change in unrealized appreciation
     (depreciation) on investments            (673)      1,426      (707)       3,016      (215)        805      1,251       9,973
                                           --------   --------   --------    --------   --------   --------   --------    --------
  Net increase in net assets
     resulting from operations                4,728     12,997      8,019      16,637      1,500      3,313     16,523      37,638
                                           --------   --------   --------    --------   --------   --------   --------    --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                43,652     71,621     53,810     116,096     30,878     35,199     99,511     130,202
  Shares issued to owners in
     reinvestment of dividends                4,219     10,918      4,730       8,255        727        993     12,554      23,217
  Shares redeemed                          (73,721)   (87,494)   (33,840)    (43,261)   (19,975)   (12,976)   (69,575)   (104,870)
                                           --------   --------   --------    --------   --------   --------   --------    --------
  Net increase (decrease) in net assets
     resulting from capital share
     transactions                          (25,850)    (4,955)     24,700      81,090     11,630     23,216     42,490      48,549
                                           --------   --------   --------    --------   --------   --------   --------    --------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS:
  From net investment income <F1>           (1,969)    (3,625)      (633)     (1,090)      (433)      (589)    (2,067)     (3,214)
                                           --------   --------   --------    --------   --------   --------   --------    --------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS:
  From net investment income <F1>           (3,315)    (9,075)    (7,627)    (12,285)    (1,246)    (1,875)   (13,024)    (24,038)
                                           --------   --------   --------    --------   --------   --------   --------    --------

TOTAL INCREASE (DECREASE)IN NET ASSETS     (26,406)    (4,658)     24,459      84,352     11,451     24,065     43,922      58,935

NET ASSETS:
  Beginning of period                       201,651    206,309    275,212     190,860     71,407     47,342    472,162     413,227
                                           --------   --------   --------    --------   --------   --------   --------    --------

  End of period (including undistributed
     net investment income of $74, $62,
     $140, $96, $28, $13, $250 and $158,
     respectively)                         $175,245   $201,651   $299,671    $275,212    $82,858    $71,407   $516,084    $472,162
                                           ========   ========   ========    ========   ========   ========   ========    ========


<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all distributions from net investment income are exempt from federal income tax.

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS
                                                                    SHORT-TERM BOND MARKET FUND
                                     -----------------------------------------------------------------------------------------
                                     Six months ended     Year ended        Year ended          Year ended
                                         April 30,        October 31,       October 31,        October 31,         Year ended
                                           1998              1997              1996              1995<F2>         October 31,
                                      ---------------   ---------------   ---------------    ---------------    ---------------
                                     Series    Series  Series    Series   Series   Series    Series    Series
Per Share Data:                         A     Inst"l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   -------   -------   ------   ------- -------
Net asset value,                       (Unaudited)

  beginning of period                $10.27   $10.27   $10.25    $10.25   $10.28    $10.28   $10.03   $10.03    $10.56   $10.60

Income from investment operations:
  Net investment income <F3>           0.30     0.32     0.60      0.62 0.58<F8>  0.61<F8>     0.61     0.63      0.56     0.58
  Net realized and unrealized
    gains (losses) on securities     (0.03)   (0.03)     0.02      0.02   (0.03)    (0.03)     0.24     0.24    (0.41)     0.10
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total from investment
    operations                         0.27     0.29     0.62      0.64     0.55      0.58     0.85     0.87      0.15     0.68
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

Less distributions:
  Dividends from net
    investment income                (0.30)   (0.32)   (0.60)    (0.62)   (0.58)    (0.61)   (0.60)   (0.62)    (0.56)   (0.58)
  Distributions from capital gains        -        -        -         -        -         -        -        -    (0.12)   (0.14)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total distributions                (0.30)   (0.32)   (0.60)    (0.62)   (0.58)    (0.61)   (0.60)   (0.62)    (0.68)   (0.72)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

Net asset value, end of period       $10.24   $10.24   $10.27    $10.27   $10.25    $10.25   $10.28   $10.28    $10.03   $10.56
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======

Total return <F4> <F5>                2.69%    2.82%    6.21%     6.47%    5.54%     5.80%    8.74%    8.95%     1.46%    6.70%

Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $66,923 $108,322  $65,567  $136,084  $58,843  $147,466  $47,730  $94,959  $122,368 $142,518
  Ratio of net expenses
    to average net assets <F6>        0.75%    0.50%    0.75%     0.50%    0.75%     0.50%    0.69%    0.50%     0.50%    0.52%
  Ratio of net investment income
    to average net assets <F6>        5.86%    6.11%    5.79%     6.04%    5.67%     5.92%    6.04%    6.23%     5.43%    5.53%

  Portfolio turnover rate <F4> <F7>  34.11%   34.11%   77.12%    77.12%   59.62%    59.62%  100.58%  100.58%    76.13%   87.62%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares.
     For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9,
     1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.)


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS


                                                                   INTERMEDIATE BOND MARKET FUND
                                    ------------------------------------------------------------------------------------------
                                        Six months           Year              Year                Year
                                          ended              ended             ended              ended
                                        April 30,         October 31,       October 31,        October 31,              Jan. 5,
                                           1998              1997              1996              1995<F2>        Year  1993 <F1>
                                     ----------------  ----------------  ----------------    ----------------    ended  through
                                     Series    Series  Series    Series   Series   Series    Series    Series  Oct. 31, Oct. 31,
Per Share Data:                         A      Int'l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   ------    ------    ------   ------   ------
Net asset value,                       (Unaudited)


  beginning of period                $10.31   $10.31   $10.19    $10.19   $10.21    $10.21    $9.67    $9.67    $10.45   $10.00



Income from investment operations:
  Net investment income <F3>           0.28     0.30     0.58      0.60 0.56<F8>  0.59<F8>     0.60     0.62      0.51     0.40


  Net realized and unrealized
    gains (losses) on securities     (0.01)   (0.01)     0.12      0.12   (0.02)    (0.02)     0.53     0.53    (0.69)     0.45
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total from investment
    operations                         0.27     0.29     0.70      0.72     0.54      0.57     1.13     1.15    (0.18)     0.85
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Less distributions:
  Dividends from net
    investment income                (0.28)   (0.30)   (0.58)    (0.60)   (0.56)    (0.59)   (0.59)   (0.61)    (0.51)   (0.40)

  Distributions from capital gains        -        -        -         -        -         -        -        -    (0.09)        -
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

  Total distributions                (0.28)   (0.30)   (0.58)    (0.60)   (0.56)    (0.59)   (0.59)   (0.61)    (0.60)   (0.40)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Net asset value, end of period       $10.30   $10.30   $10.31    $10.31   $10.19    $10.19   $10.21   $10.21     $9.67   $10.45
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======


Total return <F4> <F5>                2.69%    2.81%    7.09%     7.36%    5.51%     5.77%   12.04%   12.25%   (1.73)%    8.58%


Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $25,172 $274,499  $20,691  $254,521  $17,392  $173,468  $11,576 $128,941   $88,306  $56,794

  Ratio of net expenses
    to average net assets <F6>        0.75%    0.50%    0.75%     0.50%    0.75%     0.50%    0.69%    0.50%     0.50%    0.50%

  Ratio of net investment income
    to average net assets <F6>        5.60%    5.85%    5.71%     5.96%    5.59%     5.84%    6.07%    6.26%     5.19%    4.65%

  Portfolio turnover rate <F4> <F7>  11.92%   11.92%   40.61%    40.61%   59.29%    59.29%   66.69%   66.69%    56.25%   82.37%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses)
     and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through
     October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.



                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS


                                                                 TAX-EXEMPT INTERMEDIATE BOND FUND
                                    ------------------------------------------------------------------------------------------
                                        Six months           Year              Year                Year
                                          ended              ended             ended              ended
                                        April 30,         October 31,       October 31,        October 31,              Jan. 5,
                                           1998              1997              1996              1995<F2>        Year  1993 <F1>
                                     ----------------  ----------------  ----------------    ----------------    ended  through
                                     Series    Series  Series    Series   Series   Series    Series    Series  Oct. 31, Oct. 31,
Per Share Data:                         A      Int'l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   ------    ------    ------   ------   ------
Net asset value,                        (Unaudited)


  beginning of period                $10.35   $10.36   $10.21    $10.21   $10.23    $10.24    $9.78    $9.78    $10.26   $10.00


Income from investment operations:
  Net investment income <F3>           0.21     0.22     0.42      0.44 0.40<F8>  0.43<F8>     0.42     0.44      0.41     0.27

  Net realized and unrealized
    gains (losses) on securities     (0.01)   (0.02)     0.14      0.15   (0.01)    (0.03)     0.45     0.46    (0.48)     0.26
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

  Total from investment
    operations                         0.20     0.20     0.56      0.59     0.39      0.40     0.87     0.90    (0.07)     0.53
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Less distributions:
  Dividends from net
    investment income                (0.21)   (0.22)   (0.42)    (0.44)   (0.41)    (0.43)   (0.42)   (0.44)    (0.41)   (0.27)

  Distributions from capital gains        -        -        -         -        -         -        -        -         -        -
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


  Total distributions                (0.21)   (0.22)   (0.42)    (0.44)   (0.41)    (0.43)   (0.42)   (0.44)    (0.41)   (0.27)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Net asset value, end of period       $10.34   $10.34   $10.35    $10.36   $10.21    $10.21   $10.23   $10.24     $9.78   $10.26
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======


Total return <F4> <F5>                1.90%    1.93%    5.60%     5.96%    3.87%     4.02%    9.07%    9.38%   (0.73)%    5.36%


Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $25,101  $57,757  $19,199   $52,208  $10,690   $36,652   $7,711  $27,595   $26,167  $23,866

  Ratio of net expenses
    to average net assets <F6>        0.75%    0.50%    0.75%     0.50%    0.75%     0.50%    0.71%    0.51%     0.60%    0.59%

  Ratio of net investment income
    to average net assets <F6>        4.08%    4.33%    4.11%     4.36%    3.99%     4.24%    4.25%    4.45%     4.04%    3.75%


  Portfolio turnover rate <F4> <F7>   8.02%    8.02%   11.22%    11.22%   30.46%    30.46%   44.13%   44.13%    58.54%    3.23%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses)
     and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through
     October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS


                                                                         BOND IMMDEX(TM) FUND
                                     -----------------------------------------------------------------------------------------
                                     Six months ended     Year ended        Year ended          Year ended
                                         April 30,        October 31,       October 31,        October 31,         Year ended
                                           1998              1997              1996              1995<F2>         October 31,
                                      ---------------   ---------------   ---------------    ---------------    ---------------
                                     Series    Series  Series    Series   Series   Series    Series    Series
Per Share Data:                         A     Inst"l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   -------   -------   ------   ------- -------
Net asset value,                       (Unaudited)

  beginning of period                $28.16   $28.16   $27.54    $27.55   $27.82    $27.82   $25.67   $25.67    $28.91   $27.31


Income from investment operations:
  Net investment income <F3>           0.82     0.86     1.66      1.75 1.61<F8>  1.70<F8>     1.68     1.74      1.65     1.68

  Net realized and unrealized
    gains (losses) on securities       0.08     0.09     0.64      0.61   (0.26)    (0.27)     2.30     2.29    (2.74)     1.83
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

  Total from investment
    operations                         0.90     0.95     2.30      2.36     1.35      1.43     3.98     4.03    (1.09)     3.51
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
Less distributions:
  Dividends from net
    investment income                (0.82)   (0.86)   (1.68)    (1.75)   (1.63)    (1.70)   (1.79)   (1.84)    (1.65)   (1.70)

  Distributions from capital gains        _        _        _         _        _         _   (0.04)   (0.04)    (0.50)   (0.21)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total distributions                (0.82)   (0.86)   (1.68)    (1.75)   (1.63)    (1.70)   (1.83)   (1.88)    (2.15)   (1.91)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Net asset value, end of period       $28.24   $28.25   $28.16    $28.16   $27.54    $27.55   $27.82   $27.82    $25.67   $28.91
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======


Total return <F4> <F5>                3.24%    3.40%    8.68%     8.90%    5.06%     5.35%   16.05%   16.26%   (3.89)%   13.30%


Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $77,064 $439,020  $64,144  $408,018  $42,671  $370,556  $21,875 $290,274  $256,778 $260,468

  Ratio of net expenses
    to average net assets <F6>        0.67%    0.42%    0.67%     0.42%    0.68%     0.43%    0.64%    0.44%     0.48%    0.50%

  Ratio of net investment income
    to average net assets <F6>        5.92%    6.17%    6.08%     6.33%    5.98%     6.23%    6.31%    6.51%     6.14%    6.10%


  Portfolio turnover rate <F4> <F7>  12.14%   12.14%   35.12%    35.12%   33.38%    33.38%   41.67%   41.67%    49.70%   81.18%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses)
     and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through
     October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            LONG-TERM INVESTMENTS 97.6%
            ASSET-BACKED SECURITIES 24.5%
            AUTO LOAN RECEIVABLES 0.5%
            General Motors Acceptance Corp. Grantor,
    $  789     Series 1991-A1, Class A, 8.17%, 1/02/00              $   801
            USAA Auto Loan Grantor Trust,
        40     Series 1994-1, Class A, 5.00%, 11/15/99                   40
                                                                   --------
                                                                        841
                                                                   --------

            CREDIT CARD RECEIVABLES 13.5%
            Banc One Credit Card Master Trust:
     1,500     Series 1995-B, Class A, 6.30%, 9/15/00                 1,514
     1,250     Series 1995-A, Class A, 6.15%, 7/15/02                 1,257
            Chase Manhattan Grantor Trust,
       571     Series 1995-B, Class A, 5.90%, 9/15/99                   571
            Chemical Master Credit Card Trust I,
     3,030     Series 1995-2, Class A, 6.23%, 6/15/03                 3,055
            Citibank Credit Card Master Trust I, Principal Only,
     5,000     Series 1996-1, Class A, 0.00%, 2/07/01                 4,249
            Discover Card Master Trust I,
     2,000     Series 1993-B, Class A, 6.75%, 2/15/00                 2,022
            Household Affinity Credit Card Master Trust I,
     1,550     Series 1993-2, Class A, 5.60%, 11/15/00                1,543
            NationsBank Credit Card Master Trust,
     3,938     Series 1995-1, Class A, 6.45%, 8/15/00                 3,988
            Sears Credit Account Master Trust,
     1,000     Series 1995-2, Class A, 8.10%, 6/15/04                 1,033
            Spiegel Credit Card Master Trust:
     2,000     Series 1994-B, Class A, 8.15%, 6/15/04                 2,066
     2,325     Series 1995-A, Class A, 7.50%, 9/15/04                 2,394
                                                                   --------
                                                                     23,692
                                                                   --------

            HOME EQUITY LOAN RECEIVABLES 10.5%
            Advanta Home Equity Loan Trust,
     2,147     Series 1993-2, Class A2, 6.15%, 10/25/09               2,131
            Corestates Home Equity Trust,
     3,000     Series 1996-1, Class A3, 7.00%, 12/15/09               3,056
            EQCC Home Equity Loan Trust:
       295     Series 1993-3, Class A, 5.15%, 9/15/08                   288
     1,385     Series 1993-4, Class A, 5.725%, 12/15/08               1,368
       679     Series 1996-1, Class A2, 5.82%, 9/15/09                  677
            GE Home Equity Loan Asset-Backed Certificates:
       204     Series 1991-1, Class A, 7.20%, 8/30/11                   205
     2,500     Series 1991-1, Class B, 8.70%, 9/15/11                 2,618
            Household Finance Corp,
     1,718     Series 1992-2, Class A, 6.65%, 11/20/12                1,719
            Security Pacific Home Equity Loan:
     1,187     Series 1991-1, Class B, 8.85%, 5/15/98                 1,189
       941     Series 1991-2, Class B, 8.15%, 6/15/20                   946
            The Money Store Home Equity Trust:
     1,022     Series 1992-A, Class A, 6.95%, 1/15/07                 1,026
     1,745     Series 1993-B, Class A3, 6.10%, 5/15/22                1,735


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            HOME EQUITY LOAN RECEIVABLES 10.5% (CONT.)
            UCFC Home Equity Loan,
    $1,385     Series 1995-A2, Class A7, 8.30%, 2/10/26             $ 1,441
                                                                   --------
                                                                     18,399
                                                                   --------

            CORPORATE BONDS 22.8%
            Bear Stearns Company Senior Notes:
     1,000     6.75%, 8/15/00                                         1,015
       800     9.375%, 6/01/01                                          872
            Beneficial Corp. Notes,
       800     8.20%, 3/15/02                                           851
            Big Rivers Electric Corporation Co-op Utility Trust
     1,500     Certificates, 9.50%, 2/15/17                           1,587
            BP America, Inc. Guaranteed Debentures,
     2,000     10.00%, 7/01/18                                        2,103
            Chase Manhattan Corp. Subordinated Notes,
       700     10.00%, 6/15/99                                          730
            Continental Bank Subordinated Notes,
     1,840     11.25%, 7/01/01                                        1,853
            Jack Eckerd Corporation Senior Subordinated Notes,
     1,304     9.25%, 02/15/04                                        1,387
            General Motors Acceptance Corp. Notes,
       922     9.625%, 5/15/00                                          984
            Heller Financial, Inc. Notes,
     2,790     8.00%, 12/15/98                                        2,821
            Household Finance Corp. Debentures,
     2,000     9.625%, 7/15/00                                        2,137
            Lehman Brothers Holdings, Inc. Debentures,
     1,000     9.875%, 10/15/00                                       1,080
            Lehman Brothers Holdings, Inc. Notes:
     3,000     8.875%, 2/15/00                                        3,138
     2,386     7.625%, 7/15/99                                        2,424
     1,100     6.65%, 11/08/99                                        1,112
            Lehman Brothers, Inc. Senior Subordinated Notes:
       750     7.625%, 8/01/98                                          753
     2,739     10.00%, 5/15/99                                        2,845
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,000
            Paine Webber Group, Inc. Medium Term Notes:
     1,000     5.83%, 2/02/99                                           998
     1,000     6.31%, 7/22/99                                         1,002
            Salomon, Inc. Medium Term Notes,
     1,500     10.125%, 6/01/99                                       1,565
            Salomon, Inc. Senior Notes:
       206     7.25%, 1/15/00                                           210
       800     7.75%, 5/15/00                                           824
            Security Pacific Corporation Subordinate Notes,
     1,008     11.50%, 11/15/00                                       1,131
            Transamerica Financial Corp. Subordinated Notes,
     2,500     6.75%, 6/01/00                                         2,531
            USF&G Corporation Senior Notes,
     3,075     7.00%, 5/15/98                                         3,076
                                                                   --------
                                                                     40,029
                                                                   --------

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)



SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            MORTGAGE-BACKED SECURITIES 13.8%
            Collateralized Mortgage Obligation Trust,
    $1,565     Series 15, Class E, 5.00%, 3/20/18                   $ 1,491
            Collateralized Mortgage Securities Corp.,
       564     Series 1991-6, Class PH, 7.00%, 5/20/20                  566
            Green Tree Financial Corp. Pass-Thru Certificates:
     1,001     Series 1992-2, Class A4, 8.15%, 1/15/18                1,048
       554     Series 1993-3, Class A4, 5.45%, 10/15/18                 553
     1,330     Series 1993-3, Class A5, 5.75%, 10/15/18               1,317
     1,073     Series 1993-4, Class A2, 5.85%, 1/15/19                1,074
       750     Series 1994-4, Class A3, 7.70%, 7/15/19                  765
     2,500     Series 1994-8, Class A4, 8.50%, 4/15/25                2,601
     1,500     Series 1995-9, Class A4, 6.45%, 1/15/27                1,512
            Marine Midland, Real Estate Mortgage Investment
            Conduit (REMIC), Series 1992-3, Class A12,
       699     8.00%, 10/25/23                                          708
            Merrill Lynch Mortgage Investors, Inc.,
     3,003     Series 1992-B, Class A, 7.85%, 4/15/12                 3,026
            Morgan Stanley Mortgage Trust,
     1,030     Series 40, Class 6, 7.00%, 2/20/20                     1,034
            Prudential Home Mortgage Securities:
       342     Series 1993-24, Class A1, 5.50%, 6/25/00                 341
     2,319     Series 1993-24, Class A2, 5.50%, 7/25/00               2,291
            Prudential Securities Financial Asset Funding Corp.,
       997     Series 1993-4, Class A3, 6.83%, 9/25/09                1,001
            Prudential Securities Secured Financing Corp.,
     2,261     Series 1994-5, Class A1, 5.66%, 5/25/24                2,209
            Security Pacific Acceptance Corp.,
     2,682     Series 1992-2, Class A3, 7.50%, 6/15/12                2,700
                                                                   --------
                                                                     24,237
                                                                   --------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 6.7%
            Ford Capital BV Debentures,
     1,450     9.875%, 5/15/02                                        1,626
            Ford Capital BV Notes,
     1,638     10.125%, 11/15/00                                      1,789
            Korea Development Bank Bonds,
     2,000     7.125%, 9/17/01                                        1,891
            Quebec Province CDA Debentures,
     1,000     13.25%, 9/15/14                                        1,134
            Sumitomo Bank International Notes,
     5,000     9.55%, 7/15/00                                         5,341
                                                                   --------
                                                                     11,781
                                                                   --------

            OTHER 0.7%
            Florida Housing Finance Agency:
       360     Antigua Club-A-2, 8.625%, 8/01/01                        382
       370     Brittany Apartments-C-2, 8.625%, 8/01/02                 397
       455     Maitland Club-B-2, 8.625%, 8/01/01                       482
                                                                   --------
                                                                      1,261
                                                                   --------


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            U.S. GOVERNMENT AGENCY-BACKED
               MORTGAGE ISSUES 13.7%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Participation Certificates:
   $    30     7.00%, 12/01/01                                     $     30
       134     7.75%, 7/01/09                                           138
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
       784     Series 1243, Class K, 7.50%, 8/15/01                     794
       306     Series 153, Class F, 7.75%, 8/15/15                      306
     1,285     Series 1149, Class K, 7.50%, 7/15/20                   1,292
     2,515     Series 1101, Class L, 6.95%, 9/15/20                   2,532
        77     Series 1169, Class D, 7.00%, 5/15/21                      78
       925     Series 1286, Class E, 7.00%, 10/15/21                    932
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
     1,619     Series X-19A, Class A, 6.50%, 10/25/00                 1,622
     2,000     Series 1993-G06, Class K, 7.00%, 11/25/01              2,020
     1,228     Series 1991-63, Class G, 6.95%, 5/25/06                1,239
     1,000     Series 1993-86, Class E, 6.00%, 1/25/07                  999
     1,180     Series 1992-93, Class G, 7.50%, 6/25/07                1,189
       151     Series 1992-138, Class C, 6.00%, 12/25/18                150
     1,311     Series G92-11, Class HB, 7.00%, 11/25/19               1,311
       697     Series G92-35, Class C, 7.50%, 7/25/20                   704
       817     Series 1991-154, Class PH, 7.50%, 9/25/20                823
     3,547     Series 1991-82, Class PL, 7.00%, 12/15/20              3,566
     3,179     Series G92-53, Class H, 7.00%, 7/25/21                 3,187
            U.S. Department of Veterans Affairs Mortgage Trust
     1,000     (REMIC), Series 1992-1, Class J, 7.75%, 2/15/01        1,014
                                                                   --------
                                                                     23,926
                                                                   --------

            U.S. TREASURY OBLIGATIONS 15.4%
            U.S. Treasury Bonds,
     7,000     10.75%, 2/15/03                                        8,459
            U.S. Treasury Notes:
    11,500     6.625%, 7/31/01                                       11,827
     6,500     6.625%, 3/31/02                                        6,713
                                                                   --------
                                                                     26,999
                                                                   --------

            Total Long-Term Investments (Cost $170,703)             171,165
                                                                   --------

      Number
    of Shares
  (in thousands)
------------------

            SHORT-TERM INVESTMENTS 1.6%
            INVESTMENT COMPANIES 1.6%
        10     Financial Square Prime Obligation Fund                    10
     2,698     Short-Term Investments Co. Liquid Assets Portfolio     2,698
                                                                   --------

            Total Short-Term Investments (Cost $2,708)                2,708
                                                                   --------

            Total Investments (Cost $173,411) 99.2%                 173,873
                                                                   --------

            Other Assets, less Liabilities 0.8%                       1,372
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $175,245
                                                                   ========

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)
   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------
            LONG-TERM INVESTMENTS 96.8%
            ASSET-BACKED SECURITIES 20.5%
            AUTO LOAN RECEIVABLES 0.4%
            General Motors Acceptance Corp. Grantor,
   $   337     Series 1995-A, Class A, 7.15%, 3/15/00               $   337
            Keycorp Auto Grantor Trust,
       495     Series 1995-A, Class A, 5.80%, 7/15/00                   495
            Premier Auto Trust,
       436     Series 1993-5, Class A2, 4.22%, 3/02/99                  434
                                                                   --------
                                                                      1,266
                                                                   --------

            CREDIT CARD RECEIVABLES 15.9%
            AT&T Universal Card MasterTrust,
     3,000     Series 1995-2, Class A, 5.95%, 10/17/00                3,005
            Advanta Credit Card Master Trust,
     1,000     Series 1995-F, Class A1, 6.05%, 8/01/03                1,004
            American Express Master Trust,
     2,000     Series 1994-2, Class A, 7.60%, 8/15/02                 2,090
            Banc One Credit Card Master Trust:
     7,375     Series 1995-B, Class A, 6.30%, 9/15/00                 7,446
     1,000     Series 1995-A, Class A, 6.15%, 7/15/02                 1,006
            Chemical Master Credit Card Trust I,
       571     Series 1995-3, Class A, 6.23%, 8/15/02                   577
            Citibank Credit Card Master Trust, Principal Only,
    11,900     Series 1996-1, 0.00%, 2/07/01                         10,113
            Discover Card Master Trust I,
       500     Series 1993-3, Class A, 6.20%, 5/16/06                   502
            First Chicago Master Trust II,
     4,075     Series 1994-L, Class A, 7.15%, 2/15/00                 4,128
            HFC Private Label Credit Card Master Trust II,
     1,667     Series 1994-2, Class A, 7.80%, 9/20/03                 1,687
            Household Affinity Credit Card Master Trust I,
     3,300     Series 1993-2, Class A, 5.60%, 11/15/00                3,284
            MBNA Master Credit Card Trust,
       745     Series 1995-F, Class A, 6.60%, 8/15/00                   757
            NationsBank Credit Card Master Trust,
     2,500     Series 1995-1, Class A, 6.45%, 8/15/00                 2,532
            Sears Credit Account Master Trust:
     5,900     Series 1994-1, Class A, 7.00%, 8/15/00                 5,978
     2,400     Series 1995-3, Class A, 7.00%, 10/15/04                2,453
            Speigel Credit Card Master Trust,
       950     Series 1994-B, Class A, 8.15%, 6/15/04                   981
                                                                   --------
                                                                     47,543
                                                                   --------

            HOME EQUITY LOAN RECEIVABLES 4.2%
            Advanta Home Equity Loan Trust,
     1,588     Series 1993-1, Class A2, 5.95%, 5/25/09                1,570
            Corestates Home Equity Trust,
     1,375     Series 1996-1, Class A3, 7.00%, 12/15/09               1,401
            EQCC Home Equity Loan Trust:
     1,800     Series 1994-4, 8.68%, 10/15/08                         1,871
     1,523     Series 1993-4, Class A, 5.725%, 12/15/08               1,505
     2,060     Series 1994-1, Class A, 5.80%, 3/15/09                 2,038


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------


            HOME EQUITY LOAN RECEIVABLES 4.2% (CONT.)
            Security Pacific Acceptance Corp.,
    $  628     Series 1991-2, Class B, 8.55%, 9/15/11               $   634
            Security Pacific Home Equity Loan:
       784     Series 1991-1, 8.85%, 5/15/98                            785
       799     Series 1991-2, 8.15%, 6/15/20                            803
            UCFC Home Equity Loan,
     2,039     Series 1995-C2, Class A6, 6.825%, 10/10/26             2,065
                                                                   --------
                                                                     12,672
                                                                   --------

            CORPORATE BONDS 30.6%
            Aetna Services, Inc. Debentures,
     1,375     6.75%, 9/15/13                                         1,331
            Aetna Services, Inc. Company Guarantee,
     3,000     6.75%, 8/15/01                                         3,046
            American General Finance Corp. Debentures,
       650     9.625%, 7/15/00                                          696
            American General Finance Corp. Notes,
     1,000     8.00%, 2/15/00                                         1,033
            BankAmerica Corporation Subordinated Notes:
       465     9.75%, 7/01/00                                           500
     2,000     10.00%, 2/01/03                                        2,299
            Bankers Trust - NY, Subordinated Debentures,
     1,000     9.50%, 6/14/00                                         1,065
            Bear Stearns Company Senior Notes:
     1,312     6.75%, 8/15/00                                         1,332
     2,000     9.375%, 6/01/01                                        2,179
            Caterpillar, Inc. Sinking Fund Debentures,
     2,112     9.75%, 6/01/19                                         2,271
            Chase Manhattan Corp. Debentures,
     1,015     10.00%, 6/15/99                                        1,058
            Chase Manhattan Corp. Subordinated Notes,
     2,300     9.375%, 7/01/01                                        2,517
            Chrysler Financial Corp. Debentures,
       700     12.75%, 11/01/99                                         766
            Commonwealth Edison First Mortgage,
       850     9.75%, 2/15/20                                           938
            Consolidated Edison Co. Debentures,
       100     7.60%, 1/15/00                                           103
            Continental Bank N.A. Subordinated Notes,
     2,875     12.50%, 4/01/01                                        3,338
            Continental Cablevision, Inc. Debentures:
     1,050     8.875%, 9/15/05                                        1,182
     3,475     9.50%, 8/01/13                                         4,073
            Deseret Generation & Transmission Co-op Debentures,
       734     9.375%, 1/02/11                                          763
            Jack Eckerd Corporation Senior Subordinated Notes,
     2,449     9.25%, 2/15/04                                         2,605
            Federal Express Corporation Notes,
     1,500     9.65%, 6/15/12                                         1,930
            Federal Express Sinking Fund Pass-Thru Certificates,
     1,000     7.89%, 9/23/08                                         1,066

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)
INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            CORPORATE BONDS 30.6% (CONT.)
            First Chicago Corp. Subordinated Notes,
    $  236     11.25%, 2/20/01                                       $  267
            First Interstate Bancorp Subordinated Notes,
       500     9.90%, 11/15/01                                          559
            First National Bank of Omaha Subordinated Notes,
     1,600     7.32%, 12/01/10                                        1,663
            First USA Bank Senior Notes,
     1,000     5.85%, 2/22/01                                           996
            Fleet Mortgage Group Notes,
     2,405     6.50%, 6/15/00                                         2,428
            Ford Motor Company Debentures,
       850     9.50%, 9/15/11                                         1,070
            Ford Motor Credit Co. Debentures,
     1,097     9.50%, 4/15/00                                         1,165
            Ford Motor Credit Co. Notes,
       375     6.375%, 4/15/00                                          377
            General Motors Acceptance Corp. Debentures,
     1,988     8.625%, 6/15/99                                        2,045
            General Motors Acceptance Corp. Notes:
     1,050     8.00%, 10/01/99                                        1,074
     2,217     9.375%, 4/01/00                                        2,348
     1,000     9.625%, 12/15/01                                       1,112
            General Motors Corp. Debentures,
     1,355     9.625%, 12/01/00                                       1,472
            Georgia Pacific Corp. Debentures:
     1,150     9.50%, 12/01/11                                        1,410
       775     9.50%, 5/15/22                                           882
            Goldman Sachs Group Notes,
     5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)*        4,977
            Household Finance Corp. Senior Subordinated Notes,
     2,468     9.55%, 4/01/00                                         2,613
            Household Finance Corp. Subordinated Notes,
     1,445     9.625%, 7/15/00                                        1,544
            International Lease Finance Corp. Medium Term Notes,
       500     8.25%, 10/19/98                                          505
            Lehman Brothers Holdings, Inc. Medium Term Notes,
     1,750     8.875%, 2/15/00                                        1,830
            Lehman Brothers Holdings, Inc. Notes:
     2,000     6.90%, 7/15/99                                         2,021
     1,500     6.65%, 11/08/99                                        1,516
       940     8.875%, 3/01/02                                        1,017
            Lehman Brothers, Inc. Senior Subordinated Notes:
     2,280     10.00%, 5/15/99                                        2,368
     1,000     6.125%, 2/01/01                                          997
            National Westminster Bank Debentures,
       700     9.375%, 11/15/03                                         799
            National Westminster Bank Subordinated Notes,
       700     9.45%, 5/01/01                                           765
            NCNB Corp. Subordinated Notes,
     2,380     10.20%, 7/15/15                                        3,187
            News America Holdings Debentures,
       750     10.125%, 10/15/12                                        884


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            CORPORATE BONDS 30.6% (CONT.)
            Paine Webber Group, Inc. Notes,
    $  500     8.875%, 3/15/05                                      $   562
            Paine Webber Group, Inc. Medium Term Notes,
     1,800     7.70%, 2/11/00                                         1,842
            J.C. Penney Company, Inc. Debentures,
     1,950     9.75%, 6/15/21                                         2,171
            Salomon, Inc. Medium Term Notes,
     1,300     10.125%, 6/01/99                                       1,356
            Salomon, Inc. Senior Notes:
     1,450     7.75%, 5/15/00                                         1,493
     1,100     6.75%, 2/15/03                                         1,118
            Salomon Smith Barney Holdings, Inc. Notes,
     1,400     6.625%, 6/01/00                                        1,413
            The Charles Schwab Corp. Medium Term Notes,
       650     6.06%, 10/02/00                                          648
            Security Pacific Corp. Subordinated Notes,
     1,000     11.00%, 3/01/01                                        1,122
                                                                   --------
                                                                     91,707
                                                                   --------

            MORTGAGE-BACKED SECURITIES 3.8%
            Green Tree Financial Corp. Pass-Thru Certificates,
       350     Series 1993-4, Class A3, 6.25%, 1/15/19                  351
            MDC Asset Investors Trust,
            Real Estate Mortgage Investment Conduit (REMIC),
       883     Series VIII, Class 8, 7.75%, 9/25/17                     896
            Merrill Lynch Mortgage Investors, Inc. Notes,
       124     8.375%, 2/09/00                                          129
            Prudential Securities Financial Asset Funding Corp.,
       995     Series 1993-8, Class A, 5.775%, 11/15/14                 982
            Prudential Securities Secured Financing Corp.:
     1,864     Series 1993-1, Class A, 6.44%, 2/16/21                 1,844
     2,764     Series 1994-5, Class A1, 5.66%, 5/25/24                2,700
            Salomon Brothers Mortgage Securities,
     1,396     Series 1986-1, Class A, 6.00%, 12/25/11                1,380
            Westam Mortgage Financial Corporation,
     2,990     Series 11, Class A, 6.36%, 8/26/20                     3,056
                                                                   --------
                                                                     11,338
                                                                   --------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 8.1%
            Dresdner Bank of New York Subordinated Debentures,
       650     7.25%, 9/15/15                                           673
            Ford Capital BV Debentures,
       600     9.50%, 6/01/10                                           740
            Ford Capital BV Notes,
     4,153     10.125%, 11/15/00                                      4,536
            Hydro-Quebec Corporation Debentures,
     2,250     11.75%, 2/01/12                                        3,273
            Korea Development Bank Bonds,
     1,075     7.125%, 9/17/01                                        1,016
            Korea Electric Power Debentures:
       820     7.75%, 4/01/13                                           707
       750     6.75%, 8/01/27                                           658

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 8.1% (CONT.)
            Midland Bank PLC Subordinated Notes,
   $ 4,225     6.95%, 3/15/11                                       $ 4,282
            National Bank of Hungary Debentures,
     1,350     8.875%, 11/01/13                                       1,562
            Norsk Hydro A/S Debentures,
     1,350     9.00%, 4/15/12                                         1,630
            Pohang Iron & Steel Notes,
       875     7.125%, 7/15/04                                          774
            Quebec Province Local Government Guarantee,
       400     13.25%, 9/15/14                                          454
            Sumitomo Bank International Notes,
     1,600     9.55%, 7/15/00                                         1,709
            Wharf Capital International Ltd. Notes:
       800     8.875%, 11/01/04                                         775
     1,725     7.625%, 3/13/07                                        1,493
                                                                   --------
                                                                     24,282
                                                                   --------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 6.2%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
       187     Series 1624, Class KE, 6.00%, 10/15/02                   187
       872     Series 1289, Class PR, 7.50%, 2/15/03                    894
       997     Series 1456, Class LA, 7.50%, 5/15/03                  1,019
       578     Series 1496, Class KA, 6.00%, 12/15/03                   576
       934     Series 8, Class VB, 7.00%, 4/25/03                       952
       300     Series 1551, Class E, 6.50%, 9/15/07                     303
     1,200     Series 1101, Class L, 6.95%, 9/15/20                   1,208
       832     Series 1167, Class E, 7.50%, 11/15/21                    855
     2,445     Series 1286, Class A, 6.00%, 5/15/22                   2,419
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
       653     Series 1993-23, Class PU, 7.50%, 1/25/00                 660
       500     Series 1992-73, Class L, 7.50%, 1/25/01                  511
     1,250     Series 1992-18, Class HB, 7.20%, 3/25/02               1,266
     3,500     Series 1993-37, Class B, 7.00%, 7/25/02                3,556
       863     Series 1992-103, Class L, 7.50%, 11/25/02                880
       538     Series 1990-89, Class K, 6.50%, 7/25/20                  538
     1,971     Series 1991-77, Class PH, 7.00%, 11/25/20              1,981
       359     Series 1991-82, Class PL, 7.00%, 12/15/20                361
            U.S. Department of Veterans Affairs Mortgage
       500     Trust (REMIC),Series 1992-2,
               Class J, 7.00%, 3/15/01                                  501
                                                                   --------
                                                                     18,667
                                                                   --------

            U.S. TREASURY OBLIGATIONS 27.6%
            U.S. Treasury Bonds:
    28,850     10.75%, 2/15/03                                       34,863
    10,000     13.75%, 8/15/04                                       14,175
    26,050     10.75%, 8/15/05                                       33,670
                                                                   --------
                                                                     82,708
                                                                   --------

            Total Long-Term Investments (Cost $286,056)             290,183
                                                                   --------



   Number of                                                          Market
    Shares                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            SHORT-TERM INVESTMENTS 1.5%
            INVESTMENT COMPANIES 1.5%
        10     Financial Square Prime Obligation Fund              $     10
     4,347     Short-Term Investments Co. Liquid Assets Portfolio     4,347
                                                                   --------

            Total Short-Term Investments (Cost $4,357)                4,357
                                                                   --------

            Total Investments (Cost $290,413) 98.3%                 294,540
                                                                   --------

            Other Assets, less Liabilities 1.7%                       5,131
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $299,671
                                                                   ========

            * Unregistered security
                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------
            GENERAL OBLIGATION 7.7%
            Elgin, Illinois,
   $ 2,990     7.25%, 1/01/04                                       $ 3,408
            Lake County, Illinois, School District 112,
     1,415     9.00%, 12/01/05                                        1,810
            Washington State:
       100     6.75%, 10/01/01                                          104
     1,000     6.30%, 9/01/02                                         1,071
                                                                   --------

            Total General Obligation (Cost $6,791)                    6,393
                                                                   --------

            REVENUE BONDS 1.8%
            HOUSING 1.3%
            South Dakota Housing Development Authority -
     1,105  Homeownership Mortgage, 4.85%, 5/01/01                    1,111
                                                                   --------

            UNIVERSITY 0.5%
            New England Education Student Loan Marketing
       360     Corporation, 5.80%, 3/01/02                              375
                                                                   --------

            Total Revenue Bonds (Cost $1,471)                         1,486
                                                                   --------

            PREREFUNDED AND ESCROWED
               TO MATURITY 70.0%
            Adams County, Mississippi Hospital Revenue,
     1,000     8.00%, 10/01/16, Prerefunded 10/01/01                  1,135
            Alaska State Housing Finance Corporation,
     1,465     6.375%, 12/01/12, Prerefunded 12/01/02                 1,603
            Anniston, Alabama Regional Medical Center Board
     1,160     Project, 8.00%, 7/01/11, Escrowed to Maturity          1,458
            Arizona State Municipal Funding Program,
     1,500     8.75%, 8/01/07, Escrowed to Maturity                   1,962
            Arizona Health Facilities Hospital Revenue,
     2,000     7.25%, 11/01/14, Prerefunded 11/01/03                  2,275
            Central Arizona Water Conservation District,
     2,000     6.50%, 11/01/11, Prerefunded 5/01/01                   2,161
            Cherokee County, Oklahoma,
     1,340     0.00%, 11/01/11, Escrowed to Maturity                    677
            Chicago, Illinois Motor Fuel Tax Revenue,
     1,000     7.05%, 1/01/07, Prerefunded 1/01/01                    1,088
            Clark County, Nevada School District,
       345     7.00%, 6/01/09, Prerefunded 6/01/01                      375
            Cleveland, Ohio Parking Facilities Revenue,
     1,125     8.10%, 9/15/22, Prerefunded 9/15/02                    1,315
            Convention Center Authority - Rhode Island Revenue,
     1,000     6.65%, 5/15/12, Prerefunded 5/15/01                    1,085
            Danville, Indiana Community Elementary School
     1,000     Building Corp., First Mortgage, 6.90%, 1/15/10,
               Prerefunded 1/15/02                                    1,103
            Delaware County, Pennsylvania - Elwyn Inc. Project,
     1,000     8.35%, 6/01/15, Prerefunded 6/01/00                    1,102


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 70.0% (CONT.)
            Des Plaines, Illinois Hospital Facilities -
               Holy Family Hospital Project,
    $  590     10.75%, 1/01/14, Prerefunded 7/01/02                  $  733
            Douglas County, Nebraska Hospital Authority Revenue,
     1,000     7.25%, 11/01/21, Prerefunded 11/01/01                  1,114
            Elizabeth-Forward Pennsylvania School District,
     1,000     7.25%, 1/15/10, Prerefunded 1/15/00                    1,051
            Farmington, New Mexico Power Revenue Bonds,
     1,705     9.875%, 1/01/13, Prerefunded 7/01/05                   2,227
            Fruita, Colorado, Escrowed to Maturity:
       500     9.25%, 10/01/01                                          561
       500     9.25%, 4/01/03                                           602
            Fulco, Georgia Hospital Authority Anticipation Certificates,
     1,090     6.25%, 9/01/13, Prerefunded 9/01/02                    1,191
            Hodgkins, Illinois,
     1,300     9.50%, 12/01/09, Prerefunded 12/01/01                  1,551
            Houston, Texas Airport Systems Revenue,
       950     8.20%, 7/01/05, Escrowed to Maturity                   1,122
            Illinois Educational Facilities Authority -
               Chicago College Of Osteopathic Medicine,
               Escrowed To Maturity,
       310     8.75%, 7/01/99                                           320
            Illinois Educational Facilities Authority -
               Loyola University,
     3,355     7.125%, 7/01/21, Prerefunded 7/01/01                   3,696
            Intermountain Power Agency, Utah Supply Revenue,
     2,500     0.00%, 7/01/21, Prerefunded 7/01/00                      254
            Louisiana Public Facilities Authority Hospital Revenue,
     1,915     7.25%, 10/01/22, Prerefunded 10/01/02                  2,168
            Louisville, Kentucky Water & Sewer Revenue,
     1,000     6.00%, 11/15/07, Escrowed to Maturity                  1,098
            Maricopa County, Arizona School District No. 1, Phoenix
     1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01        1,078
            Metropolitan Government Nashville & Davidson
               County, Tennessee Water & Sewer,
     8,010     0.00%, 12/01/13, Prerefunded 12/01/02                  2,092
            Metropolitan Nashville Airport,
       500     7.75%, 7/01/07, Prerefunded 7/01/01                      560
            Michigan State Hospital Financial Authority,
               Sisters of Mercy Health Corp.,
       900     7.50%, 2/15/18, Prerefunded 2/15/01                      992
            Nevada State Colorado River Community,
     1,130     6.50%, 7/01/19, Prerefunded 7/01/04                    1,262
            New Jersey State Turnpike Authority Revenue,
        25     6.75%, 1/01/09, Escrowed to Maturity                      28
            Oklahoma State Industrial Authority Revenue,
               St. Anthony Hospital, Escrowed to Maturity,
     1,030     6.125%, 6/01/03                                        1,100
            Peninsula Ports Authority Virginia Health
               Care Facilities - Mary Immaculate Project,
     2,000     7.00%, 8/01/17, Prerefunded to 8/01/04 & 8/01/06       2,244
            Pennsylvania State Industrial Development Authority -
     1,000     Series A, 7.00%, 1/01/11, Prerefunded 7/01/01          1,098

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 70.0% (CONT.)
            Philadelphia, Pennsylvania Regional Port Authority,
               Lease Revenue Bonds, 7.15%, 8/01/20,
    $1,000     Prerefunded 8/01/00                                  $ 1,065
            Phoenix, Arizona Street & Highway Users,
               Partially Prerefunded 7/01/02, Remainder Escrowed
               to Maturity:
     1,000     6.50%, 7/01/09                                         1,099
     4,700     6.25%, 7/01/11                                         5,115
            San Marcos, California Certificate Participation,
     1,085     0.00%, 2/15/06, Escrowed to Maturity                     760
            Tucson, Arizona Street & Highway User Revenue Bonds,
     1,000     9.25%, 7/01/02, Escrowed to Maturity                   1,178
            University of Illinois,
     1,005     6.10%, 10/01/03, Escrowed to Maturity                  1,087
            Virginia State Residential Authority - Solid Waste Disposal
     1,000     System, 7.30%, 4/01/15, Prerefunded 4/01/00            1,078
            Wausau, Wisconsin School District,
     1,000     6.50%, 4/01/10, Prerefunded 4/01/02                    1,077
            Williston, North Dakota,
        80     6.00%, 6/01/98, Escrowed to Maturity                      80
                                                                   --------
            Total Prerefunded and Escrowed to Maturity
               (Cost $57,304)                                        58,020
                                                                   --------

            INSURED BONDS 21.4%
            EDUCATION 2.9%
            Cook County, Illinois Niles Twp. School District,
     1,560     0.00%, 12/01/07                                          976
            Cook County, Illinois Cicero School District,
     1,000     8.50%, 12/01/04                                        1,229
            Merrillville, Indiana Multi-School Building Corporation,
       200     6.375%, 7/01/03                                          219
                                                                   --------
                                                                      2,424
                                                                   --------

            ELECTRIC 2.7%
            Springfield, Illinois Electric Revenue,
     1,000     6.00%, 3/01/04                                         1,078
     1,050     6.00%, 3/01/06                                         1,152
                                                                   --------
                                                                      2,230
                                                                   --------
            GENERAL OBLIGATION 11.8%
            Amarillo, Texas Independent School District,
     1,035     7.00%, 2/01/06                                         1,190
            Bolingbrook, Illinois,
     1,080     0.00%, 1/01/05                                           796
            Chicago, Illinois,
       675     11.60%, 1/01/01                                          799
            Chicago, Illinois Park District,
     2,770     6.00%, 1/01/07                                         3,070
            Maricopa County, Arizona Elementary School District
               No. 068, Alhambra,
     1,000     5.625%, 7/01/03, Partially Prerefunded                 1,056


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            GENERAL OBLIGATION 11.8% (CONT.)
            Palatine, Illinois,
    $1,405     9.90%, 1/01/16, Crossover Refunded 1/01/00           $ 1,561
            Rocklin, California Unified School District,
     1,235     6.70%, 9/01/04                                         1,325
                                                                   --------
                                                                      9,797
                                                                   --------

            PUBLIC FACILITIES & IMPROVEMENTS 4.0%
            Illinois State Certificates of Participation,
     1,000     6.00%, 7/01/06                                         1,085
            Mun-Del Building Corp., Indiana,
     1,000     7.00%, 1/05/05                                         1,062
            Texas State Turnpike Authority, Dallas,
     1,000     6.50%, 1/01/08                                         1,143
                                                                   --------
                                                                      3,290
                                                                   --------

            Total Insured Municipal Bonds (Cost $16,973)             17,741
                                                                   --------

    Number
 of Shares
(in thousands)

            INVESTMENT COMPANIES 1.2%
        10  Financial Square Tax-Exempt Money Market                     10
       944  Tax Free Investment Trust                                   944
                                                                   --------

            Total Investment Companies (Cost $954)                      954
                                                                   --------

            Total Investments (Cost $83,493) 102.1%                  84,594
                                                                   --------

            Liabilities, less Other Assets (2.1)%                   (1,736)
                                                                   --------

            TOTAL NET ASSETS 100.0%                                 $82,858
                                                                   ========

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

BOND IMMDEX(TM) FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            LONG-TERM INVESTMENTS 95.1%
            ASSET-BACKED SECURITIES 10.6%
            AUTO LOAN RECEIVABLES 0.4%
            Ford Credit Grantor Trust,
   $   537     Series 1995-A, Class A, 5.90%, 5/15/00               $   538
            General Motors Acceptance Corp. Grantor Trust,
       643     Series 1995-A, Class A, 7.15%, 3/15/00                   643
            Premier Auto Trust:
       203     Series 1993-4, Class A2, 4.65%, 2/02/99                  203
       148     Series 1993-5, Class A2, 4.22%, 3/02/99                  147
       420     Series 1993-6, Class B, 4.875%, 11/02/99                 420
                                                                   --------
                                                                      1,951
                                                                   --------

            CREDIT CARD RECEIVABLES 10.2%
            Advanta Credit Card Master Trust,
     4,200     Series 1995-F, Class A1, 6.05%, 8/01/03                4,217
            Banc One Credit Card Master Trust,
     8,000     Series 1995-B, Class A, 6.30%, 9/15/00                 8,077
            Citibank Credit Card Master Trust, Principal Only,
     6,465     Series 1996-1, 0.00%, 2/07/01                          5,494
            First Chicago Master Trust II,
     1,800     Series 1994-L, Class A, 7.15%, 2/15/00                 1,823
            HFC Private Label Credit Card Master Trust II,
       274     Series 1993-2, Class A3, 4.65%, 12/20/08                 274
            Household Affinity Credit Card Master Trust I,
     3,750     Series 1993-2, Class A, 5.60%, 11/15/00                3,732
            NationsBank Credit Card Master Trust,
     9,839     Series 1995-1, Class A, 6.45%, 8/15/00                 9,964
            Sears Credit Account Master Trust:
    11,750     Series 1994-1, Class A, 7.00%, 8/15/00                11,905
     1,700     Series 1995-2, Class A, 8.10%, 1/15/01                 1,756
     5,300     Series 1995-3, Class A, 7.00%, 10/15/04                5,416
                                                                   --------
                                                                     52,658
                                                                   --------

            CORPORATE BONDS 31.2%
            Alabama Power Company First Mortgage Bond,
     1,000     9.00%, 12/01/24                                        1,103
            American Airline Equipment Pass-Thru Certificates,
     1,500     10.21%, 1/01/10                                        1,868
            BankAmerica Corporation Subordinated Notes,
     3,539     10.00%, 2/01/03                                        4,067
            Barclays North American Captial Corp. Debentures,
       925     9.75%, 5/15/21                                         1,048
            Bear Stearns Company Notes,
        63     6.50%, 6/15/00                                            64
            Bear Stearns Company Senior Notes,
       500     6.75%, 8/15/00                                           508
            Boston Edison Company Debentures,
     4,900     9.375%, 8/15/21                                        5,441
            Burlington Northern Railroad Company Equipment
               Trust Certificates,
       500     11.85%, 1/15/99                                          520


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------
            CORPORATE BONDS 31.2% (CONT.)
            Chase Manhattan Corp. Notes,
   $ 7,802     10.00%, 6/15/99                                       $8,135
            Chrysler Financial Corp. Debentures,
     1,927     12.75%, 11/01/99                                       2,110
            Commonwealth Edison Co. First Mortgage,
     6,050     9.75%, 2/15/20                                         6,673
            Continental Bank Subordinated Notes,
     1,963     12.50%, 4/01/01                                        2,279
            Continental Cablevision, Inc. Debentures:
     2,050     8.875%, 9/15/05                                        2,307
     6,075     9.50%, 8/01/13                                         7,120
            Deseret Generation & Transmission Co-op Debentures,
     2,348     9.375%, 1/02/11                                        2,440
            Federal Express Corporation Debentures,
     2,163     9.625%, 10/15/19                                       2,317
            Federal Express Corporation Notes,
     4,400     9.65%, 6/15/12                                         5,662
            First Chicago Corp. Subordinated Notes:
     3,844     9.00%, 6/15/99                                         3,971
     1,270     9.875%, 8/15/00                                        1,372
            First National Bank Chicago Debentures,
     1,100     8.08%, 1/05/18                                         1,258
            First National Bank Omaha Subordinated Notes,
     3,100     7.32%, 12/01/10                                        3,221
            First USA Bank Notes,
     1,125     5.85%, 2/22/01                                         1,120
            Ford Motor Company Notes,
     2,650     9.50%, 9/15/11                                         3,336
            GTE Corporation Debentures,
       500     10.25%, 11/01/20                                         560
            GTE North, Inc. Debentures,
     1,100     9.60%, 1/01/21                                         1,216
            Geico Corporation Debentures,
     2,000     9.15%, 9/15/21                                         2,260
            General Motors Acceptance Corp. Medium Term Notes,
     1,000     7.50%, 7/22/99                                         1,018
            General Motors Acceptance Corp. Notes:
     1,375     8.00%, 10/01/99                                        1,406
     1,037     9.625%, 5/15/00                                        1,107
            General Motors Corp. Debentures:
     1,699     9.625%, 12/01/00                                       1,845
       807     9.125%, 7/15/01                                          878
            Georgia Pacific Corp. Debentures:
     1,511     9.50%, 12/01/11                                        1,853
     4,605     9.875%, 11/01/21                                       5,128
       975     9.50%, 5/15/22                                         1,109
            Goldman Sachs Group Notes,
    10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $9,974)<F1>     9,954
            Household Finance Corp. Subordinated Notes,
     4,327     9.625%, 7/15/00                                        4,623
            Lehman Brothers Holdings, Inc. Debentures,
     2,365     9.875%, 10/15/00                                       2,554


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

BOND IMMDEX(TM) FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            CORPORATE BONDS 31.2% (CONT.)
            Lehman Brothers Holdings, Inc. Medium Term Notes:
    $3,825     6.65%, 11/08/99                                     $  3,867
     1,805     8.875%, 2/15/00                                        1,888
            Lehman Brothers Holdings, Inc. Notes,
     1,700     6.90%, 7/15/99                                         1,718
            Lehman Brothers, Inc. Senior Subordinated Notes,
     7,232     10.00%, 5/15/99                                        7,512
            The May Department Stores Company Debentures,
     1,725     9.875%, 6/15/21                                        1,966
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,000
            Mobile Energy Services LLC Debentures,
       700     8.665%, 1/01/17                                          755
            National Westminster Bancorp. Inc., Debentures,
     1,000     9.375%, 11/15/03                                       1,142
            NCNB Corp. Subordinated Notes,
     5,155     10.20%, 7/15/15                                        6,902
            News America Holdings Debentures,
     2,200     10.125%, 10/15/12                                      2,594
            Paine Webber Group, Inc. Notes,
     1,540     8.875%, 3/15/05                                        1,731
            Paine Webber Group Medium Term Notes,
     2,450     6.73%, 1/20/04                                         2,468
            Parker Hannifin Debentures,
       400     9.75%, 2/15/21                                           442
            J.C. Penney Company, Inc. Debentures,
     4,000     9.75%, 6/15/21                                         4,453
            Salomon, Inc. Notes,
     3,450     7.00%, 6/15/03                                         3,545
            Salomon, Inc. Senior Notes:
     2,850     7.75%, 5/15/00                                         2,935
     2,100     6.75%, 2/15/03                                         2,134
            The Charles Schwab Corp. Medium Term Notes:
     2,000     5.84%, 9/30/99                                         1,995
     2,250     5.90%, 10/01/99                                        2,246
            Security Pacific Corp. Subordinated Notes,
       680     11.50%, 11/15/00                                         763
            Tenneco, Inc. Debentures,
     3,150     7.45%, 12/15/25                                        3,296
            Union Camp Corp. Debentures,
       850     10.00%, 5/01/19                                          910
            Westvaco Corp. Debentures,
     1,200     10.125%, 6/01/19                                       1,298
                                                                   --------
                                                                    161,011
                                                                   --------

            MORTGAGE-BACKED SECURITIES 0.3%
            Prudential Securities Secured Financing Corp.,
     1,550     Series 1993-1, Class A, 6.44%, 2/16/21                 1,533
                                                                   --------


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 9.9%
            British Telecommunications Finance Debentures,
    $2,761     9.625%, 2/15/19                                      $ 2,966
            Dresdner Bank Subordinated Debentures,
     3,500     7.25%, 9/15/15                                         3,626
            Ford Capital BV Debentures,
       425     9.875%, 5/15/02                                          477
            Ford Capital BV Notes:
     4,072     10.125%, 11/15/00                                      4,447
     3,917     9.375%, 5/15/01                                        4,248
     1,400     9.50%, 6/01/10                                         1,727
            Hydro-Quebec Debentures:
     3,500     11.75%, 2/01/12                                        5,091
       750     9.75%, 1/15/18                                           848
            Korea Development Bank Bond,
     1,800     7.125%, 9/17/01                                        1,702
            Korea Electric Power Debentures:
     2,020     7.75%, 4/01/13                                         1,741
     1,400     6.75%, 8/01/27                                         1,228
            Midland Bank PLC Subordinated Notes,
     5,000     6.95%, 3/15/11                                         5,067
            National Bank of Hungary Debentures,
     2,400     8.875%, 11/01/13                                       2,777
            Newfoundland (Province of) Canada,
     1,975     10.00%, 12/01/20                                       2,722
            Norsk Hydro A/S Debentures,
     2,900     9.00%, 4/15/12                                         3,501
            Pohang Iron & Steel Notes,
     1,575     7.125%, 7/15/04                                        1,393
            Quebec Province Debentures,
     2,000     11.00%, 6/15/15                                        2,254
            Sweden (Kingdom of) Debentures,
     1,100     11.125%, 6/01/15                                       1,630
            Wharf Capital International Ltd. Notes:
     1,700     8.875%, 11/01/04                                       1,646
     2,675     7.625%, 3/13/07                                        2,315
                                                                   --------
                                                                     51,406
                                                                   --------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 6.9%
            Federal Home Loan Mortgage Corporation (FHLMC),
       105     Participation Certificates, 7.50%, 4/01/07               107
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
     1,115     Series 1022, Class J, 6.00%, 12/15/20                  1,102
     2,770     Series 1118, Class Z, 8.25%, 7/15/21                   2,867
       351     Series 1169, Class D, 7.00%, 5/15/21                     354
     2,800     Series 162, Class F, 7.00%, 5/15/21                    2,834
         7     Series 1259, Class IC, 1007.05%, 10/15/05                 24
     2,541     Series 1790-A, Class A, 7.00%, 4/15/22                 2,566
       656     Series 6, Class C, 9.05%, 6/15/19                        684
     2,479     Series 188, Class H, 7.00%, 9/15/21                    2,507
     1,809     Series 1201, Class E, 7.40%, 12/15/21                  1,840


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

BOND IMMDEX(TM) FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 6.9% (CONT.)
            Federal National Mortgage Association (FNMA),
            Participation Certificates:
   $   434     7.50%, 8/01/07                                      $    447
       127     7.75%, 6/01/08                                           133
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
     1,000     Series 1990-61, Class H, 7.00%, 6/25/20                1,013
       904     Series 1990-102, Class J, 6.50%, 8/25/20                 900
     3,800     Series 1991-56, Class M, 6.75%, 6/25/21                3,820
         5     Series 1992-29, Class K, 977.92%, 11/25/00                53
       650     Series 1993-87, Class KD, 6.00%, 6/25/03                 647
        18     Series 1992-145, Class N, 1010.06%, 1/25/06              390
       950     Series X-225C, Class TE, 5.45%, 10/25/18                 941
     1,338     Series 1988-24, Class G, 7.00%, 10/25/18               1,353
     1,265     Series 1989-44, Class H, 9.00%, 7/25/19                1,326
       314     Series 1989-90, Class E, 8.70%, 12/25/19                 333
     1,421     Series 1990-30, Class E, 6.50%, 3/25/20                1,422
       120     Series 1990-72, Class A, 9.00%, 7/25/20                  121
       538     Series 1990-72, Class B, 9.00%, 7/25/20                  575
     4,896     Series 1990-105, Class J, 6.50%, 9/25/20               4,886
       926     Series 1990-106, Class J, 8.50%, 9/25/20                 963
     1,638     Series 1992-120, Class C, 6.50%, 7/25/22               1,635
                                                                   --------
                                                                     35,843
                                                                   --------

            U.S. TREASURY OBLIGATIONS 36.2%
            U.S. Treasury Bonds:
    28,000     10.75%, 8/15/05                                       36,190
   111,355     9.25%, 2/15/16                                       150,468
                                                                   --------
                                                                    186,658
                                                                   --------

            Total Long-Term Investments (Cost $469,191)             491,060
                                                                   --------


    Number                                                           Market
   of Shares                                                          Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            SHORT-TERM INVESTMENTS 4.3%
            INVESTMENT COMPANIES 1.4%
        10     Financial Square Prime Obligation Fund              $     10
     6,992     Short-Term Investments Co. Liquid Assets Portfolio     6,992
                                                                   --------
                                                                      7,002
                                                                   --------

 Principal
    Amount
(in thousands)
---------------

            VARIABLE RATE DEMAND NOTES 2.9%
   $15,000     Warner-Lambert Co.                                    15,000
                                                                   --------

            Total Short-Term Investments (Cost $22,002)              22,002
                                                                   --------

            Total Investments (Cost $491,193) 99.4%                 513,062
                                                                   --------

            Other Assets, less Liabilities 0.6%                       3,022
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $516,084
                                                                   ========

            *  Unregistered security


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX(TM) FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Firstar Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX(TM) Fund commenced operations on December 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Inter mediate Bond Fund commenced operations on February 8, 1993. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX(TM) Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

   The Company has issued two classes of Fund shares in each of the
Funds: Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.04% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to shareowner organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Unregistered Security - The Intermediate Bond Market and Bond IMMDEX(TM) Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

g) Other - Investment and shareowner transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ended April 30, 1998, were as follows:

                     SHORT-TERM   INTERMEDIATE       TAX-EXEMPT      BOND
                    BOND MARKET    BOND MARKET      INTERMEDIATE  IMMDEX(TM)
                        FUND          FUND            BONDFUND       FUND
Purchases:
                  ------------------------------------------------------------
  U.S. Government     $15,302        $27,681                -       $71,689
  Other                44,133         37,561          $20,662        23,813

Sales:
  U.S. Government      30,706         24,373                -        19,323
  Other                52,114          8,041            6,043        38,491

At April 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:


                   -----------------------------------------------------------
                     SHORT-TERM   INTERMEDIATE       TAX-EXEMPT      BOND
                    BOND MARKET    BOND MARKET      INTERMEDIATE   IMMDEX(TM)
                        FUND          FUND            BOND FUND       FUND
                   ------------------------------------------------------------
Appreciation             $907         $5,261           $1,280       $24,314
(Depreciation)          (485)        (1,134)            (182)       (2,615)
                      -------        -------          -------       -------
Net unrealized
  appreciation
   on investments        $422         $4,127           $1,098       $21,699
                      =======        =======          =======       =======

   At April 30, 1998, the cost of investments, in thousands, for federal income tax purposes was $173,451, $290,413, $83,496 and $491,363 for the Short-Term
Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds, respectively. At October 31, 1997, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $252 and $50, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX(TM) Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $515, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX(TM) Funds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. The Short-Term Bond Market Fund had accumulated net realized capital loss carryovers, in thousands, of $1,082, expiring in 2005. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover.

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)


4.  CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the Funds were as follows:

                                    SHORT-TERM              INTERMEDIATE              TAX-EXEMPT                  BOND
                                   BOND MARKET              BOND MARKET              INTERMEDIATE              IMMDEX(TM)
                                       FUND                     FUND                  BOND FUND                   FUND
                                ------------------       ------------------       ------------------       ------------------
                               Amount       Shares      Amount       Shares      Amount       Shares      Amount       Shares
                               ------       ------      ------       ------      ------       ------      ------       ------
SIX MONTHS ENDED
  APRIL 30, 1998:
Series A shares:
  Shares sold                 $14,332        1,394      $5,864          567     $13,051        1,255     $18,394          649
  Shares issued to owners
     in reinvestment
     of dividends               1,837          179         424           41         421           41       1,788           63
  Shares redeemed            (14,603)      (1,421)     (1,769)        (171)     (7,528)        (723)     (7,404)        (261)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase                 $1,566          152      $4,519          437     $ 5,944          573     $12,778          451
                            =========    =========   =========    =========   =========    =========   =========    =========

Series Institutional shares:
  Shares sold                 $29,320        2,851     $47,946        4,637     $17,827        1,713     $81,117        2,857
  Shares issued to owners
     in reinvestment
     of dividends               2,382          233       4,306          419         306           30      10,766          382
  Shares redeemed            (59,118)      (5,754)    (32,071)      (3,098)    (12,447)      (1,200)    (62,171)      (2,186)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase (decrease)   $(27,416)      (2,670)     $20,181        1,958     $ 5,686          543     $29,712        1,053
                            =========    =========   =========    =========   =========    =========   =========    =========

YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                $ 30,209        2,949   $   7,985          784     $13,524        1,317    $ 30,638        1,111
  Shares issued to owners
     in reinvestment
     of dividends               3,315          325         739           73         561           55       2,728           99
  Shares redeemed            (26,932)      (2,629)     (5,689)        (557)     (5,799)        (564)    (13,274)        (482)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase               $  6,592          645   $   3,035          300     $ 8,286          808    $ 20,092          728
                            =========    =========   =========    =========   =========    =========   =========    =========

Series Institutional shares:
  Shares sold                $ 41,412        4,034    $108,111       10,593     $21,675        2,110    $ 99,564        3,611
  Shares issued to owners
     in reinvestment
     of dividends               7,603          744       7,516          740         432           42      20,489          746
  Shares redeemed            (60,562)      (5,912)    (37,572)      (3,678)     (7,177)        (699)    (91,596)      (3,322)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase (decrease)   $(11,547)      (1,134)    $ 78,055        7,655     $14,930        1,453    $ 28,457        1,035
                            =========    =========   =========    =========   =========    =========   =========    =========


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)


5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the period ended April 30, 1998, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                         SHORT-TERM  INTERMEDIATE  TAX-EXEMPT       BOND
                        BOND MARKET  BOND MARKET  INTERMEDIATE   IMMDEX(TM)
                            FUND         FUND       BOND FUND       FUND
                        ------------ ------------ ------------  ------------

      Annual rate          0.60%        0.50%         0.50%        0.30%
      Fees waived           $265         $199          $98           _

  Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

  The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended April 30, 1998, $66, $106, $30 and $183 of administration fees, in thousands, were voluntarily waived for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds, respectively.

  The Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds aggregated $83, $28, $27 and $87, respectively, for the period ended April 30, 1998.

  Each Director of the Company who is not affiliated with FIRMCO receives a fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

                     See notes to the financial statements.


                      This page intentionally left blank.


                      This page intentionally left blank.


FIRSTAR FUNDS ARE AVAILABLE THROUGH:

- THE FIRSTAR FUNDS CENTER,

- INVESTMENT SPECIALISTS WHO ARE REGISTERED
  REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.
  A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

- AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM



                                                   TO GET THERE, START HERE.(SM)

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

                                                              FORM #40-0247 6/98



                                                                   -------------
                                                                    RETAIL CLASS
                                                                   -------------

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX(TM) FUND

SEMI-ANNUAL REPORT

APRIL 30, 1998

                                                   TO GET THERE, START HERE.(SM)

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

                              NOTICE TO INVESTORS

- Shares of Firstar Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 - are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

-Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS
                                                                       Page(s)
SHAREOWNER LETTER........................................................1-2
STEADY GROWTH, LOW INFLATION AND A FLAT YIELD CURVE......................3-5
LOOKING AHEAD.............................................................5
SHORT-TERM BOND MARKET FUND REVIEW.......................................6-7
INTERMEDIATE BOND MARKET FUND REVIEW.....................................8-9
TAX-EXEMPT INTERMEDIATE BOND FUND REVIEW................................10-11
BOND IMMDEX(TM) FUND REVIEW.............................................12-13
STATEMENT OF ASSETS AND LIABILITIES.......................................14
STATEMENT OF OPERATIONS...................................................15
STATEMENT OF CHANGES IN NET ASSETS........................................16
FINANCIAL HIGHLIGHTS....................................................17-20
SCHEDULE OF INVESTMENTS.................................................21-30
NOTES TO THE FINANCIAL STATEMENTS.......................................31-34


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

                                                                       JUNE 1998

DEAR SHAREHOLDER:

INVESTMENT REVIEW

During the first half of our fiscal year, financial markets were strong, rewarding investors that stayed the course. Robust U.S. employment gains, rising incomes and declining levels of inflation drove consumer confidence to record highs. Gains in consumer spending (responsible for two-thirds of U.S. economic activity) on everything from housing to apparel to financial services kept U.S. economic growth at impressive levels.

Despite solid economic underpinnings, the Asian financial crisis and the fear that inflation is "just around the corner" will sustain above-average volatility in the financial markets. However, even with all the ups and downs, we continue to believe the long-term return potential of stocks and high quality bonds calls for a consistent approach to asset allocation. Remember, it's time, not timing, and a disciplined approach to asset allocation that wins the investment marathon.

The Taxpayer Relief Act of 1997 created additional opportunities for IRA investors to more aggressively prepare for their retirement. Many of you may have already taken advantage of the new tax legislation by starting a Roth IRA. Now, more than ever, it's important to consult your tax adviser to understand how you can best benefit from favorable new tax laws.

The renaming of our fund family - from Portico to Firstar Funds - on February 1, 1998 aligned us more closely with our parent company and eliminated any confusion over the relationship between the two organizations. Many enhancements have been made to Firstar Funds literature as well as to the Firstar Funds' web site at www.firstarfunds.com. Newly introduced, Firstar Funds Direct allows you to access information regarding your account(s) on-line. Look for transactional capabilities to become available on-line this summer. These are just a few of the ways we are adding value to our servicing efforts. Our goal is to make it easy and convenient for you to access your account(s) - 24 hours a day, seven days a week.

MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

- The Asian "flu" has devolved to "pneumonia."

- The absence of a Japanese economic "tugboat" to pull the Pacific Rim out of its decline (a la the U.S. in the 1995 Mexican crisis) will deepen and lengthen the region's financial woes.

- Reduced demand for U.S. exports due to the dollar's strength and a surge in Asian imports will balloon the U.S. trade deficit to $200-$250 billion in 1998, creating a drag on the U.S. economy equivalent to 2%-3% of GDP.

- Rising U.S. wages along with today's competitive, no-pricing-power environment are squeezing corporate profits and increasing the "urge to merge" as companies have no alternative but to acquire their competitors and then cut costs to grow earnings.

- Competition from imports and global overcapacity in manufacturing (e.g. autos) and commodities (e.g. oil) will keep U.S. inflation subdued with the Consumer Price Index (CPI) rising just 1%-1.5% in 1998.

- Low unemployment and rising "real" (inflation-adjusted) wages in the U.S. are fueling a boom in consumer spending, sustaining the current U.S. economic expansion (now in its eighth year) despite the weakness in U.S. foreign trade and the drag from a federal budget surplus.

- After the first quarter's strong 4.8% advance in real GDP, U.S. economic growth will slow to a 2%-3% rate, bringing the full-year 1998 gain in economic output to approximately 3%.

- Prospects for continued low levels of inflation and a slowdown in U.S. economic growth make today's historically high inflation-adjusted bond yields very attractive.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

- U.S. bond market supply/demand trends favor lower interest rates as a likely $75 billion swing in the federal budget from deficit to surplus reduces supply while a strong dollar attracts foreign capital and increases demand.

- A profits squeeze for the big, multi-national U.S. companies due to rising wages, Asia's woes and a strong dollar could signal a cyclical peak in the relative outperformance of large company stocks as their earnings growth slows and the price-to-earnings multiples awarded their stocks are compressed.

- With stock performance driven by just two variables - earnings and the multiple investors are willing to put on those earnings - prospects for small and medium-sized company stocks are getting brighter given their underexposure to Asia, improved relative earnings growth and attractive valuations (i.e. price-to-earnings multiples).

- During the next several months, we expect one, perhaps two, stock market declines of 10%-15%. Yet despite the likelihood of increased market volatility in the near-term, we are sticking with our beginning-of-the-year outlook for above-average stock market returns in calendar 1998.

IN SUMMARY

Looking ahead, we see continued moderate economic growth and low levels of inflation. Although market volatility may heighten anxiety levels, we believe 1998 will be another good year for investors. Finally, given the market's tremendous gains over the past few years, it may be an opportune time to review your portfolio. Uneven gains can sidetrack a well-planned investment strategy. Make sure you are properly diversified.

As always, we appreciate your confidence in the Firstar Funds and encourage you to read the portfolio reviews that follow.



(photo)                       (photo)


J. SCOTT HARKNESS, CFA        MARY ELLEN STANEK, CFA
Chairman/Chief                President
Investment Officer
Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


STEADY GROWTH, LOW INFLATION AND A FLAT YIELD CURVE

The economy has continued on its steady growth/low inflation trek producing ideal conditions for the financial markets. First quarter GDP (Gross Domestic Product) grew by 4.8% after adjusting for inflation. Inflation, as measured by the CPI (Consumer Price Index), was unchanged in the first quarter and for the 12 months ended March 31, 1998 was up just 1.4%. With inflation (the number one enemy of the bond market) on the retreat, the bond market, along with the stock market, has advanced. Long-term yields have fallen 20 basis points over the last 6 months while short-term yields, supported by a determined Federal Reserve, are essentially unchanged. The result has been further flattening of an already flat U.S. Treasury yield curve (see graph, below).

 Maturity       10/31/97       4/30/98
 (years)       Yield (%)      Yield (%)
 --------      ---------      ---------
     1            5.35           5.38
     2            5.61           5.57
     3            5.68           5.60
     5            5.72           5.64
     7            5.84           5.73
    10            5.83           5.67
    30            6.15           5.95

We believe that inflation will remain subdued and see the flat yield curve as an indication of the market's confidence in the Fed's resolve to contain inflation.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

HIGH REAL YIELDS

While nominal yields may appear low by historical standards, real yields, or nominal yields less inflation, are high as the following chart shows. We believe the bond market currently offers good value to investors seeking attractive inflation-adjusted returns.


                                  REAL YIELDS
                             HISTORICAL VS. CURRENT
                       (3, 5 & 10 YR. U.S. TREASURY NOTES)
                     --------------------------------------
                     TREASURY  HISTORICAL AVERAGE  CURRENT
                       NOTE      (1960-PRESENT)   (4/30/98)
                     -------   -----------------   --------
                      3 YR.          2.42%          4.18%
                      5 YR.          2.57%          4.21%
                     10 YR.          2.77%          4.24%


--------------------------------------------------------------------------------
                      FIRSTAR FAMILY OF FIXED-INCOME FUNDS
--------------------------------------------------------------------------------
                    SHORT-TERM   INTERMEDIATE-TERM BOND FUNDS    LONG-TERM
                    BOND FUND                                    BOND FUND
--------------------------------------------------------------------------------
                     FIRSTAR        FIRSTAR        FIRSTAR        FIRSTAR
                    SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
                   BOND MARKET    BOND MARKET    INTERMEDIATE     IMMDEX (TM)
                       FUND           FUND         BOND FUND        FUND
--------------------------------------------------------------------------------
                      LEHMAN         LEHMAN         LEHMAN         LEHMAN
                     BROTHERS       BROTHERS       BROTHERS       BROTHERS
   BENCHMARK         1-3 YEAR     INTERMEDIATE  5-YEAR GENERAL  GOV'T./CORP.
                   GOV'T./CORP.   GOV'T./CORP.    OBLIGATION        BOND
                    BOND INDEX     BOND INDEX     BOND INDEX       INDEX

AVERAGE QUALITY
OF HOLDINGS<F1>         AA             AA            AAA             AA

AVERAGE MATURITY    2.8 YEARS      5.3 YEARS      5.1 YEARS      10.6 YEARS
--------------------------------------------------------------------------------
   DURATION         1.7 YEARS      3.3 YEARS      4.2 YEARS      5.4 YEARS
--------------------------------------------------------------------------------
PRINCIPAL VOLATILITY   LOW          MODERATE       MODERATE    MODERATE-HIGH
--------------------------------------------------------------------------------
Lehman Brothers is neither a sponsor of nor affiliated with Firstar Funds. An investment cannot be made in an index. Average quality, maturity and duration reflect the portfolio as of April 30, 1998, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in the current prospectus.

<F1> Dollar weighted average quality of portfolio securities held by the Funds.


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

GUESSING ON RATES - A DANGEROUS GAME

Despite declining inflation and high real yields, many bond managers anticipated higher inflation and rising interest rates for this year. They shortened the duration and decreased the interest rate sensitivity of their portfolios relative to their benchmarks late last year. By keeping their portfolios shorter than their benchmarks, they hoped to outperform by minimizing the effects of the rise in rates they saw coming. With a slight decrease in rates so far this year, many of these managers now find themselves behind the performance of their benchmarks. WE MAINTAIN THAT ATTEMPTING TO TIME CHANGES IN INTEREST RATES IS EXTREMELY DIFFICULT AND, IN THE LONG RUN, A SELF-DEFEATING GAME.

Our unwavering approach for the Firstar bond funds is to adhere to our structured, or duration-matched, fixed-income management style. Our management approach does not change with the market; we match the interest rate sensitivity (duration) of each fund to that of its benchmark. Because we can effectively measure and control the price risk of a portfolio so that the return mirrors the selected index, it is possible to enhance the return without measurably increasing the risk of the portfolio (relative to the benchmark). Thus, keeping risks in line with objectives, our goal for each fund is to outperform its benchmark on a consistent basis before fund expenses. We believe that incremental outperformance on a consistent basis leads to superior performance in the long run.

LOOKING AHEAD

For the balance of 1998, we expect many of the same key trends to continue. Moderate economic growth coupled with continued low levels of inflation provide attractive real or inflation-adjusted yields across all bond portfolios. We expect the yield curve to remain flat and volatility to remain high. In this environment, our long-standing approach to stay duration-neutral to our benchmark and add value through our issue selection, sector allocation and yield curve positioning decisions will provide our shareowners with attractive inflation-adjusted returns.


MARY ELLEN STANEK, CFA
TERESA R. WESTMAN, CFA
DANIEL A. TRANCHITA, CFA
WARREN D. PIERSON, CFA
Portfolio Managers
Firstar Investment Research & Management Company, LLC (FIRMCO)


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


                          SHORT-TERM BOND MARKET FUND

FIRSTAR SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with maturities longer than three years, in addition to shorter bonds and notes.

INTEREST RATE SENSITIVITY AND RETURN
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 2.8 YEARS, and a DURATION OF 1.7 YEARS. Because the Short-Term Bond Market Fund's duration of 1.7 years is less than the durations of the other Firstar taxable bond funds, when interest rates increase it will display less downward price movement than the Intermediate Bond Market Fund and the Bond IMMDEX (TM) Fund. But, when interest rates decrease, this Fund will also exhibit less price appreciation than the Intermediate Bond Market Fund and the Bond IMMDEX (TM) Fund.

The shorter average maturity and duration of this Fund did not have a significant impact on its performance for the six months ended April 30, 1998. A slight decrease in interest rates (2-year U.S. Treasury rates decreased by 5 basis points to 5.57%) resulted in a six-month total return for the Fund of +2.69% (no-load). This compares to the Fund's benchmark, the Lehman Brothers 1-3 Year Government Corporate Bond Index, which had a total return of +2.89% for the same period. Additionally, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CPI, WHICH OVER THE SAME PERIOD INCREASED ONLY A HALF OF ONE PERCENT.

SECTOR ALLOCATION
While the Fund's duration is the single most significant determinant of its return, other factors are important too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED-INCOME INVESTMENT GRADE UNIVERSE. Sectors that we currently favor include: finance, banking and brokerage, dollar-denominated international, asset-backed securities, and mortgage-backed securities. Asset-backed securities in the Fund are all rated highly by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments in the portfolio. ALMOST TWO-THIRDS OF THE FUND (66%) IS INVESTED IN OBLIGATIONS RATED Aaa/AAA OR HIGHER.

FOREIGN EXPOSURE
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 7% of the Fund and include credits of Canadian, European and Asian entities. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened significantly. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 21 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same disciplined management approach. The past five years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Short-Term Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.


(PHOTO)                       (PHOTO)


MARY ELLEN STANEK, CFA        DANIEL A. TRANCHITA, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and DANIEL A. TRANCHITA, CFA, Vice President and Senior Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since January 1, 1993. Mary Ellen has 19 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has nine years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

           FIRSTAR SHORT-TERM       FIRSTAR SHORT-TERM
           BOND MARKET FUND -       BOND MARKET FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
12/29/89        10,000                    9,800
   10/90        10,464                   10,259
   10/91        11,865                   11,632
   10/92        12,966                   12,713
   10/93        13,835                   13,567
   10/94        14,037                   13,769
   10/95        15,264                   14,972
   10/96        16,109                   15,801
   10/97        17,109                   16,782
    4/98        17,569                   17,234

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS 12/29/89
--------------------------------------------------------------------------------
FIRSTAR SHORT-TERM BOND MARKET FUND -
     A - NO LOAD                           2.7     6.7    6.4     5.4    7.0
FIRSTAR SHORT-TERM BOND MARKET FUND -
     A - LOAD <F1>                         0.6     4.6    5.7     5.0    6.7
Lehman Brothers 1-3 Year Gov't./Corp.
   Bond Index<F2>                          2.9     7.2    6.8     5.5    7.0
--------------------------------------------------------------------------------

<F2> Reflects maximum sales charge of 2.0%.

<F2> The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum outstanding par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   15%
-----------------------------------
U.S. Government Agency          14%
-----------------------------------
Mortgage-Backed                 14%
-----------------------------------
Finance, Banking, Brokerage     17%
-----------------------------------
Industrial                       5%
-----------------------------------
Utility                          1%
-----------------------------------
International/Yankee             7%
-----------------------------------
Asset-Backed                    24%
-----------------------------------
Cash                             2%
-----------------------------------
Taxable Municipal                1%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity          2.8 Years
-----------------------------------
Average Duration          1.7 Years
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   15%
-----------------------------------
U.S. Government Agency          14%
-----------------------------------
Aaa                             37%
-----------------------------------
Aa                               5%
-----------------------------------
A                               24%
-----------------------------------
Baa                              4%
-----------------------------------
Ba                               1%
-----------------------------------
Total                          100%
-----------------------------------

SEC 30-DAY YIELD
-----------------------------------
5.43%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$175,244,901
-----------------------------------


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

                         INTERMEDIATE BOND MARKET FUND

FIRSTAR INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Intermediate
Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with long remaining maturities (10 years or longer), in addition to shorter bonds and notes.

INTEREST RATE SENSITIVITY AND RETURN
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.3 YEARS, and a DURATION OF 3.3 YEARS. Because the Intermediate Bond Market Fund's duration of just over three years is between the durations of the other Firstar taxable bond funds, when interest rates increase it will display more downward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX(TM) Fund. But, when interest rates decrease, this Fund will exhibit greater price appreciation than the Short-Term Bond Market Fund and less than the Bond IMMDEX(TM) Fund.

The intermediate average maturity and duration of the fund did not have a significant impact on its performance for the six months ended April 30, 1998. A slight decrease in interest rates (5-year U.S. Treasury rates decreased by 0.1% to 5.6%) resulted in a six-month total return for the Fund of +2.69% (no-load). This compares to the Fund's benchmark, the Lehman Brothers Intermediate Government Corporate Bond Index, which had a total return of +3.11% for the same period. Additionally, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CPI, WHICH OVER THE SAME PERIOD INCREASED ONLY A HALF OF ONE PERCENT.

SECTOR ALLOCATION
While the Fund's duration is the single most significant determinant of its return, other factors are important too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED-INCOME INVESTMENT GRADE UNIVERSE. Sectors that we currently favor include: finance, banking and brokerage, dollar-denominated international, and asset-backed securities. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND (59%) IS INVESTED IN OBLIGATIONS RATED Aaa/AAA OR HIGHER.

FOREIGN EXPOSURE
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 8% of the Fund and include credits of Canadian, European and Asian entities. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened significantly. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 23 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same disciplined management approach. The past five years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Intermediate Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.


(PHOTO)                       (PHOTO)


MARY ELLEN STANEK, CFA        TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception on January 5, 1993. Mary Ellen has 19 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial
Analysts.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

          FIRSTAR INTERMEDIATE     FIRSTAR INTERMEDIATE
           BOND MARKET FUND -       BOND MARKET FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
  1/5/93        10,000                    9,800
   10/93        10,858                   10,646
   10/94        10,671                   10,463
   10/95        11,956                   11,723
   10/96        12,614                   12,369
   10/97        13,508                   13,246
    4/98        13,872                   13,6032

This chart assumes an initial investment of $10,000 made on 1/5/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS  1/5/93
--------------------------------------------------------------------------------
FIRSTAR INTERMEDIATE BOND MARKET FUND -
   A - NO LOAD                             2.7     8.3    7.3     5.8    6.3
FIRSTAR INTERMEDIATE BOND MARKET FUND -
   A - LOAD<F1>                            0.6     6.0    6.6     5.4    6.0
LEHMAN BROTHERS INTERMEDIATE
   GOV'T./CORP. BOND INDEX<F2>             3.1     8.9    7.7     6.1    6.6
--------------------------------------------------------------------------------

<F1> Reflects maximum sales charge of 2.0%

<F2> The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   28%
-----------------------------------
U.S. Government Agency           6%
-----------------------------------
Mortgage-Backed                  4%
-----------------------------------
Finance, Banking, Brokerage     22%
-----------------------------------
Industrial                       9%
-----------------------------------
International/Yankee             8%
-----------------------------------
Asset-Backed                    21%
-----------------------------------
Cash                             2%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity          5.3 Years
-----------------------------------
Average Duration          3.3 Years
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   28%
-----------------------------------
U.S. Government Agency           6%
-----------------------------------
Aaa                             25%
-----------------------------------
Aa                               3%
-----------------------------------
A                               29%
-----------------------------------
Baa                              8%
-----------------------------------
Ba                               1%
-----------------------------------
Total                          100%
-----------------------------------

SEC 30-DAY YIELD
-----------------------------------
5.44%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$299,670,746
-----------------------------------

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


                       TAX-EXEMPT INTERMEDIATE BOND FUND

FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income exempt from federal income taxes and emphasizes total return with relatively low volatility of principal. Currently, the Fund does not purchase any issues which are subject to the alternative minimum tax.

INTEREST RATE SENSITIVITY AND RETURN
In order to achieve its objectives, the Fund invests in bonds of short and intermediate maturity. These bonds have a lower price sensitivity to changes in interest rates than longer maturity bonds and, therefore, tend to be more stable in value. As of April 30, 1998, the Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 5.1 YEARS, and a DURATION OF 4.2 YEARS.

For the six months ended April 30, 1998, THE TOTAL RETURN OF THE FUND WAS +1.90% (no-load). With the CPI increasing just 0.5% over the same time period, THIS REPRESENTS A HIGH REAL RATE OF RETURN for short- to intermediate-term tax-exempt bonds.

SECTOR ALLOCATION
With credit spreads in the municipal bond market remaining tight, the Fund continues to focus on high quality holdings. As of April 30, 1998, the Fund has an average quality rating of AAA with 70% OF THE FUND'S HOLDINGS SECURED WITH U.S. TREASURY ISSUES (prerefunded municipal bonds).

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Tax-Exempt Intermediate Bond Fund's inception on 2/8/93, we have adhered to the same disciplined management approach. Over the past five years, the municipal bond market has seen considerable volatility. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.



(PHOTO)


WARREN D. PIERSON, CFA


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
WARREN D. PIERSON, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since June 22, 1993. Since joining Firstar in 1985, his responsibilities have included trading government and government agency issues, as well as money market instruments. His current portfolio management responsibilities focus on the tax-exempt bond market. Warren received his BA from Lawrence University in 1984, and has 13 years of investment management experience. He is a Chartered Financial Analyst, as well as a member of the Association for Investment Management and Research and the Milwaukee Investment Analysts Society.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)


           FIRSTAR TAX-EXEMPT       FIRSTAR TAX-EXEMPT
              INTERMEDIATE             INTERMEDIATE
               BOND FUND -              BOND FUND -
               A - NO LOAD             A - LOAD <F1>
           ------------------       ------------------
  2/8/93        10,000                    9,800
   10/93        10,536                   10,329
   10/94        10,459                   10,254
   10/95        11,408                   11,184
   10/96        11,849                   11,616
   10/97        12,513                   12,266
    4/98        12,750                   12,500

This chart assumes an initial investment of $10,000 made on 2/8/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                         SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS  2/8/93
--------------------------------------------------------------------------------
FIRSTAR TAX-EXEMPT INTERMEDIATE
   BOND FUND - A - NO LOAD                 1.9     6.5    5.6     5.0    4.9
FIRSTAR TAX-EXEMPT INTERMEDIATE
   BOND FUND - A - LOAD<F1>                0.1     4.1    4.7     4.4    4.4
Lehman Brothers 5 Year General
   Obligation Bond Index<F2>               1.9     6.9    6.3     5.4    5.4
--------------------------------------------------------------------------------

<F1> Reflects maximum sales charge of 2.0%.

<F1> The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
4/30/98
-----------------------------------
General Obligations              7%
-----------------------------------
Escrowed/Prerefunded            70%
-----------------------------------
Insured                         21%
-----------------------------------
Revenue                          2%
-----------------------------------
Total                          100%
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
Aaa                             91%
-----------------------------------
Aa                               9%
-----------------------------------
A                                0%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity          5.1 Years
-----------------------------------
Average Duration          4.2 Years
-----------------------------------

SEC30-DAY YIELD
-----------------------------------
3.69%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$82,857,805
-----------------------------------


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)



                               BOND IMMDEX(TM) FUND

FIRSTAR BOND IMMDEX(TM) FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with very long remaining maturities (30 years or longer), in addition to shorter bonds and notes.

INTEREST RATE SENSITIVITY AND RETURN
This Fund's maturity mix gives it an overall AVERAGE PORTFOLIO MATURITY OF 10.6 YEARS, and a DURATION OF 5.4 YEARS. Because the Bond IMMDEX(TM) Fund's duration of just over five years is the longest of all the Firstar taxable bond funds, it will display the greatest downward price movement when interest rates increase, but will exhibit the greatest price appreciation when interest rates decrease.

The longer average maturity and duration of the Fund did not have a significant impact on its performance for the six months ended April 30, 1998. A slight decrease in interest rates (10-year U.S. Treasury rates decreased by 0.1% to 5.7%) resulted in a six-month total return for the Fund of +3.24% (no-load). This is in line with the Fund's benchmark, the Lehman Brothers Government Corporate Bond Index, which had a total return of +3.64% for the same period. Additionally, THIS REPRESENTS A HIGH REAL RATE OF RETURN WHEN COMPARED TO THE CPI, WHICH OVER THE SAME PERIOD INCREASED ONLY A HALF OF ONE PERCENT.

SECTOR ALLOCATION
While the Fund's duration is the single most significant determinant of its return, other factors are important too. The Fund's exposure to credit-sensitive issues including corporate bonds and notes and asset-backed securities is one determinant of its relative performance. CORPORATE BONDS AND NOTES ARE SELECTED FOR THE FUND IN A RESEARCH-INTENSIVE PROCESS FROM THE FIXED-INCOME INVESTMENT GRADE UNIVERSE. Sectors that we currently favor include: finance, banking and brokerage, dollar-denominated international, and asset-backed securities. Asset-backed securities in the Fund are all rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. OVER HALF OF THE FUND (59%) IS INVESTED IN OBLIGATIONS RATED Aaa/AAA OR HIGHER.

FOREIGN EXPOSURE
THE FUND DOES NOT INVEST IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES. AS SUCH, IT HAS NO DIRECT EXPOSURE TO FOREIGN CURRENCY FLUCTUATIONS. The Fund does, however, invest in Yankee securities. Yankees are obligations of foreign entities denominated in U.S. dollars. Yankee investments total 10% of the Fund and include credits of Canadian, European and Asian entities. Currently, Yankee bond obligations are the fastest growing sector of the U.S. domestic corporate bond market. Investing in Yankee issues has enabled us to capitalize on opportunities in foreign bonds without exposing our investors to currency risk. With recent market turmoil originating in the Pacific Rim countries, spreads on some of the Fund's Yankee issues have widened significantly. This has resulted in negative relative performance on these securities. AT CURRENT YIELD LEVELS, WE FEEL THE FUND'S YANKEE BONDS REPRESENT EXCEPTIONAL VALUE. We anticipate that they will outperform similarly rated investments in the coming year. See page 28 for a complete listing of portfolio holdings.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Bond IMMDEX(TM) Fund's inception on 12/29/89, we have adhered to the same disciplined management approach. The past eight years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Bond IMMDEX(TM)'s returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.



(PHOTO)                       (PHOTO)


MARY ELLEN STANEK, CFA        TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company, LLC (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Teresa since January 1, 1992. Mary Ellen has 19 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has 11 years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.


                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)



              FIRSTAR BOND             FIRSTAR BOND
            IMMDEX(TM) FUND -       IMMDEX(TM) FUND -
              A - NO LOAD          FUND - A - LOAD <F1>
           ------------------       ------------------
12/29/89        10,000                    9,800
   10/90        10,421                   10,213
   10/91        12,105                   11,863
   10/92        13,375                   13,108
   10/93        15,154                   14,851
   10/94        14,565                   14,274
   10/95        16,903                   16,565
   10/96        17,758                   17,403
   10/97        19,300                   18,914
    4/98        19,925                   19,526


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------
                                          FISCAL                        SINCE
                                         YEAR-TO-   1      3       5  INCEPTION
                                           DATE   YEAR   YEARS   YEARS 12/29/89
--------------------------------------------------------------------------------
FIRSTAR BOND IMMDEX(TM) FUND -
   A - NO-LOAD                             3.2    10.7    8.6     6.9    8.6
FIRSTAR BOND IMMDEX(TM) FUND -
   A - LOAD<F1>                            1.2     8.5    7.9     6.4    8.4
Lehman Brothers Gov't./Corp.
   Bond Index<F2>                          3.6    11.3    8.9     6.9    8.6
--------------------------------------------------------------------------------

<F1> Reflects maximum sales charge of 2.0%.

<F2> The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; not less than one year to maturity; minimum out standing par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)


SECTOR DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   36%
-----------------------------------
U.S. Government Agency           7%
-----------------------------------
Mortgage-Backed                  0%
-----------------------------------
Finance, Banking, Brokerage     20%
-----------------------------------
Industrial                      10%
-----------------------------------
Utility                          3%
-----------------------------------
International/Yankee            10%
-----------------------------------
Asset-Backed                    11%
-----------------------------------
Cash                             3%
-----------------------------------
Total                          100%
-----------------------------------

PORTFOLIO COMPOSITION
4/30/98
-----------------------------------
Average Maturity         10.6 Years
-----------------------------------
Average Duration          5.4 Years
-----------------------------------

QUALITY DISTRIBUTION
4/30/98
-----------------------------------
U.S. Treasury                   36%
-----------------------------------
U.S. Government Agency           7%
-----------------------------------
Aaa                             16%
-----------------------------------
Aa                               3%
-----------------------------------
A                               25%
-----------------------------------
Baa                             12%
-----------------------------------
Ba                               1%
-----------------------------------
Total                          100%
-----------------------------------

SEC 30-DAY YIELD
-----------------------------------
5.50%
-----------------------------------

TOTAL FUND NET ASSETS
4/30/98
-----------------------------------
$516,083,949
-----------------------------------

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1998                                          SHORT-TERM         INTERMEDIATE         TAX-EXEMPT             BOND
(UNAUDITED)                                            BOND MARKET         BOND MARKET         INTERMEDIATE          IMMDEX(TM)
                                                           FUND                FUND              BOND FUND             FUND
                                                       ------------        ------------        ------------        ------------

ASSETS:
  Investments, at value (cost $173,411, $290,413,
    $83,493 and $491,193, respectively)                  $173,873            $294,540            $ 84,594            $513,062
  Interest receivable                                       2,243               4,426               1,510               8,385
  Capital shares sold                                         915                 919               2,085               1,469
  Cash                                                          -                  69                   -                   -
  Other assets                                                 25                  23                  25                  26
                                                       ----------           ---------           ---------           ---------

    Total Assets                                          177,056             299,977              88,214             522,942
                                                        ---------           ---------           ---------           ---------

LIABILITIES:
  Payable for securities purchased                          1,039                   -                   -               5,756
  Capital shares redeemed                                     608                 126               5,277                 844
  Payable to affiliates                                       131                 156                  53                 237
  Accrued expenses and other liabilities                       33                  24                  26                  21
                                                        ---------           ---------           ---------           ---------

    Total Liabilities                                       1,811                 306               5,356               6,858
                                                        ---------           ---------           ---------           ---------
NET ASSETS                                               $175,245            $299,671            $ 82,858            $516,084
                                                        =========           =========           =========           =========

NET ASSETS CONSIST OF:
  Capital stock                                          $177,238            $295,803            $ 81,761            $494,573
  Undistributed net investment income                          74                 140                  28                 250
  Undistributed accumulated net realized losses           (2,529)               (399)                (32)               (608)
  Unrealized net appreciation on investments                  462               4,127               1,101              21,869
                                                        ---------           ---------           ---------           ---------

    Total Net Assets                                     $175,245            $299,671            $ 82,858            $516,084
                                                        =========           =========           =========           =========

SERIES A:
  Net assets                                             $ 66,923            $ 25,172            $ 25,101            $ 77,064
  Shares authorized ($.0001 par value)                    500,000             500,000             500,000             500,000
  Shares issued and outstanding                             6,536               2,443               2,427               2,729
  Net asset value and redemption price per share <F1>      $10.24              $10.30              $10.34              $28.24
                                                        =========           =========           =========           =========
  Maximum offering price per share <F1>                    $10.45              $10.51              $10.55              $28.82
                                                        =========           =========           =========           =========

SERIES INSTITUTIONAL:
  Net assets                                             $108,322            $274,499            $ 57,757            $439,020
  Shares authorized ($.0001 par value)                    500,000             500,000             500,000             500,000
  Shares issued and outstanding                            10,577              26,644               5,584              15,539
  Net asset value, redemption price and offering
    price per share <F1>                                   $10.24              $10.30              $10.34              $28.25
                                                        =========           =========           =========           =========

<F1> Amounts may not recalculate due to rounding.



                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
SIX MONTHS ENDED APRIL 30, 1998                         SHORT-TERM         INTERMEDIATE         TAX-EXEMPT            BOND
(UNAUDITED)                                            BOND MARKET         BOND MARKET         INTERMEDIATE        IMMDEX(TM)
                                                           FUND                FUND              BOND FUND            FUND
                                                       ------------        ------------        ------------        ----------

INVESTMENT INCOME:
  Interest income                                          $5,820              $9,045              $1,919             $16,311
                                                     ------------        ------------        ------------        ------------

EXPENSES:
  Investment advisory fees                                    529                 712                 198                 741
  Administration fees                                          97                 157                  44                 273
  Shareowner servicing and accounting costs                    71                  76                  46                  95
  Service organization fees - Series A                         83                  28                  27                  87
  Custody fees                                                 21                  25                  10                  48
  Federal and state registration fees                          14                  22                  10                  24
  Professional fees                                            13                  13                  10                  14
  Reports to shareowners                                       19                   5                   3                  18
  Directors' fees and expenses                                  4                   4                   4                   4
  Other                                                         3                   3                   1                   7
                                                     ------------        ------------        ------------        ------------

  Total expenses before waiver                                854               1,045                 353               1,311
    Less: Waiver of expenses                                (331)               (305)               (128)               (183)
                                                     ------------        ------------        ------------        ------------

    Net expenses                                              523                 740                 225               1,128
                                                     ------------        ------------        ------------        ------------

NET INVESTMENT INCOME                                       5,297               8,305               1,694              15,183
                                                     ------------        ------------        ------------        ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investment transactions                104                 421                  21                  89
  Change in unrealized appreciation (depreciation)
    on investments                                          (673)               (707)               (215)               1,251
                                                     ------------        ------------        ------------        ------------

    Net gain (loss) on investments                          (569)               (286)               (194)               1,340
                                                     ------------        ------------        ------------        ------------

NET INCREASEIN NET ASSETS
RESULTING FROM OPERATIONS                                  $4,728              $8,019              $1,500             $16,523
                                                     ============        ============        ============        ============


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
                                               SHORT-TERM            INTERMEDIATE           TAX-EXEMPT                BOND
                                               BOND MARKET           BOND MARKET         INTERMEDIATE BOND         IMMDEX(TM)
                                                  FUND                   FUND                  FUND                   FUND
                                           -------------------   -------------------    -------------------    ------------------
                                          Six months    Year     Six months    Year     Six months    Year    Six months    Year
                                             ended      ended       ended      ended      ended      ended       ended     ended
                                           Apr. 30,   Oct. 31,    Apr. 30,   Oct. 31,    Apr. 30,   Oct. 31,   Apr. 30,   Oct. 31,
                                             1998       1997        1998       1997        1998       1997       1998       1997
                                           --------   --------    --------   --------    --------   --------   --------    -------
                                          (Unaudited)            (Unaudited)           (Unaudited)            (Unaudited)
OPERATIONS:
  Net investment income                     $ 5,297   $ 12,672   $  8,305    $ 13,379    $ 1,694    $ 2,460    $15,183    $ 27,218
  Net realized gain (loss) on investments       104    (1,101)        421         242         21         48         89         447
  Change in unrealized appreciation
     (depreciation) on investments            (673)      1,426      (707)       3,016      (215)        805      1,251       9,973
                                           --------   --------   --------    --------   --------   --------   --------    --------
  Net increase in net assets
     resulting from operations                4,728     12,997      8,019      16,637      1,500      3,313     16,523      37,638
                                           --------   --------   --------    --------   --------   --------   --------    --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                43,652     71,621     53,810     116,096     30,878     35,199     99,511     130,202
  Shares issued to owners in
     reinvestment of dividends                4,219     10,918      4,730       8,255        727        993     12,554      23,217
  Shares redeemed                          (73,721)   (87,494)   (33,840)    (43,261)   (19,975)   (12,976)   (69,575)   (104,870)
                                           --------   --------   --------    --------   --------   --------   --------    --------
  Net increase (decrease) in net assets
     resulting from capital share
     transactions                          (25,850)    (4,955)     24,700      81,090     11,630     23,216     42,490      48,549
                                           --------   --------   --------    --------   --------   --------   --------    --------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS:
  From net investment income <F1>           (1,969)    (3,625)      (633)     (1,090)      (433)      (589)    (2,067)     (3,214)
                                           --------   --------   --------    --------   --------   --------   --------    --------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS:
  From net investment income <F1>           (3,315)    (9,075)    (7,627)    (12,285)    (1,246)    (1,875)   (13,024)    (24,038)
                                           --------   --------   --------    --------   --------   --------   --------    --------

TOTAL INCREASE (DECREASE)IN NET ASSETS     (26,406)    (4,658)     24,459      84,352     11,451     24,065     43,922      58,935

NET ASSETS:
  Beginning of period                       201,651    206,309    275,212     190,860     71,407     47,342    472,162     413,227
                                           --------   --------   --------    --------   --------   --------   --------    --------

  End of period (including undistributed
     net investment income of $74, $62,
     $140, $96, $28, $13, $250 and $158,
     respectively)                         $175,245   $201,651   $299,671    $275,212    $82,858    $71,407   $516,084    $472,162
                                           ========   ========   ========    ========   ========   ========   ========    ========


<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all distributions from net investment income are exempt from federal income tax.

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS
                                                                    SHORT-TERM BOND MARKET FUND
                                     -----------------------------------------------------------------------------------------
                                     Six months ended     Year ended        Year ended          Year ended
                                         April 30,        October 31,       October 31,        October 31,         Year ended
                                           1998              1997              1996              1995<F2>         October 31,
                                      ---------------   ---------------   ---------------    ---------------    ---------------
                                     Series    Series  Series    Series   Series   Series    Series    Series
Per Share Data:                         A     Inst"l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   -------   -------   ------   ------- -------
Net asset value,                       (Unaudited)

  beginning of period                $10.27   $10.27   $10.25    $10.25   $10.28    $10.28   $10.03   $10.03    $10.56   $10.60

Income from investment operations:
  Net investment income <F3>           0.30     0.32     0.60      0.62 0.58<F8>  0.61<F8>     0.61     0.63      0.56     0.58
  Net realized and unrealized
    gains (losses) on securities     (0.03)   (0.03)     0.02      0.02   (0.03)    (0.03)     0.24     0.24    (0.41)     0.10
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total from investment
    operations                         0.27     0.29     0.62      0.64     0.55      0.58     0.85     0.87      0.15     0.68
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

Less distributions:
  Dividends from net
    investment income                (0.30)   (0.32)   (0.60)    (0.62)   (0.58)    (0.61)   (0.60)   (0.62)    (0.56)   (0.58)
  Distributions from capital gains        -        -        -         -        -         -        -        -    (0.12)   (0.14)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total distributions                (0.30)   (0.32)   (0.60)    (0.62)   (0.58)    (0.61)   (0.60)   (0.62)    (0.68)   (0.72)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

Net asset value, end of period       $10.24   $10.24   $10.27    $10.27   $10.25    $10.25   $10.28   $10.28    $10.03   $10.56
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======

Total return <F4> <F5>                2.69%    2.82%    6.21%     6.47%    5.54%     5.80%    8.74%    8.95%     1.46%    6.70%

Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $66,923 $108,322  $65,567  $136,084  $58,843  $147,466  $47,730  $94,959  $122,368 $142,518
  Ratio of net expenses
    to average net assets <F6>        0.75%    0.50%    0.75%     0.50%    0.75%     0.50%    0.69%    0.50%     0.50%    0.52%
  Ratio of net investment income
    to average net assets <F6>        5.86%    6.11%    5.79%     6.04%    5.67%     5.92%    6.04%    6.23%     5.43%    5.53%

  Portfolio turnover rate <F4> <F7>  34.11%   34.11%   77.12%    77.12%   59.62%    59.62%  100.58%  100.58%    76.13%   87.62%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares.
     For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9,
     1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.)


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS


                                                                   INTERMEDIATE BOND MARKET FUND
                                    ------------------------------------------------------------------------------------------
                                        Six months           Year              Year                Year
                                          ended              ended             ended              ended
                                        April 30,         October 31,       October 31,        October 31,              Jan. 5,
                                           1998              1997              1996              1995<F2>        Year  1993 <F1>
                                     ----------------  ----------------  ----------------    ----------------    ended  through
                                     Series    Series  Series    Series   Series   Series    Series    Series  Oct. 31, Oct. 31,
Per Share Data:                         A      Int'l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   ------    ------    ------   ------   ------
Net asset value,                       (Unaudited)


  beginning of period                $10.31   $10.31   $10.19    $10.19   $10.21    $10.21    $9.67    $9.67    $10.45   $10.00



Income from investment operations:
  Net investment income <F3>           0.28     0.30     0.58      0.60 0.56<F8>  0.59<F8>     0.60     0.62      0.51     0.40


  Net realized and unrealized
    gains (losses) on securities     (0.01)   (0.01)     0.12      0.12   (0.02)    (0.02)     0.53     0.53    (0.69)     0.45
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total from investment
    operations                         0.27     0.29     0.70      0.72     0.54      0.57     1.13     1.15    (0.18)     0.85
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Less distributions:
  Dividends from net
    investment income                (0.28)   (0.30)   (0.58)    (0.60)   (0.56)    (0.59)   (0.59)   (0.61)    (0.51)   (0.40)

  Distributions from capital gains        -        -        -         -        -         -        -        -    (0.09)        -
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

  Total distributions                (0.28)   (0.30)   (0.58)    (0.60)   (0.56)    (0.59)   (0.59)   (0.61)    (0.60)   (0.40)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Net asset value, end of period       $10.30   $10.30   $10.31    $10.31   $10.19    $10.19   $10.21   $10.21     $9.67   $10.45
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======


Total return <F4> <F5>                2.69%    2.81%    7.09%     7.36%    5.51%     5.77%   12.04%   12.25%   (1.73)%    8.58%


Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $25,172 $274,499  $20,691  $254,521  $17,392  $173,468  $11,576 $128,941   $88,306  $56,794

  Ratio of net expenses
    to average net assets <F6>        0.75%    0.50%    0.75%     0.50%    0.75%     0.50%    0.69%    0.50%     0.50%    0.50%

  Ratio of net investment income
    to average net assets <F6>        5.60%    5.85%    5.71%     5.96%    5.59%     5.84%    6.07%    6.26%     5.19%    4.65%

  Portfolio turnover rate <F4> <F7>  11.92%   11.92%   40.61%    40.61%   59.29%    59.29%   66.69%   66.69%    56.25%   82.37%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses)
     and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through
     October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.



                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS


                                                                 TAX-EXEMPT INTERMEDIATE BOND FUND
                                    ------------------------------------------------------------------------------------------
                                        Six months           Year              Year                Year
                                          ended              ended             ended              ended
                                        April 30,         October 31,       October 31,        October 31,              Jan. 5,
                                           1998              1997              1996              1995<F2>        Year  1993 <F1>
                                     ----------------  ----------------  ----------------    ----------------    ended  through
                                     Series    Series  Series    Series   Series   Series    Series    Series  Oct. 31, Oct. 31,
Per Share Data:                         A      Int'l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   ------    ------    ------   ------   ------
Net asset value,                        (Unaudited)


  beginning of period                $10.35   $10.36   $10.21    $10.21   $10.23    $10.24    $9.78    $9.78    $10.26   $10.00


Income from investment operations:
  Net investment income <F3>           0.21     0.22     0.42      0.44 0.40<F8>  0.43<F8>     0.42     0.44      0.41     0.27

  Net realized and unrealized
    gains (losses) on securities     (0.01)   (0.02)     0.14      0.15   (0.01)    (0.03)     0.45     0.46    (0.48)     0.26
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

  Total from investment
    operations                         0.20     0.20     0.56      0.59     0.39      0.40     0.87     0.90    (0.07)     0.53
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Less distributions:
  Dividends from net
    investment income                (0.21)   (0.22)   (0.42)    (0.44)   (0.41)    (0.43)   (0.42)   (0.44)    (0.41)   (0.27)

  Distributions from capital gains        -        -        -         -        -         -        -        -         -        -
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


  Total distributions                (0.21)   (0.22)   (0.42)    (0.44)   (0.41)    (0.43)   (0.42)   (0.44)    (0.41)   (0.27)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Net asset value, end of period       $10.34   $10.34   $10.35    $10.36   $10.21    $10.21   $10.23   $10.24     $9.78   $10.26
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======


Total return <F4> <F5>                1.90%    1.93%    5.60%     5.96%    3.87%     4.02%    9.07%    9.38%   (0.73)%    5.36%


Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $25,101  $57,757  $19,199   $52,208  $10,690   $36,652   $7,711  $27,595   $26,167  $23,866

  Ratio of net expenses
    to average net assets <F6>        0.75%    0.50%    0.75%     0.50%    0.75%     0.50%    0.71%    0.51%     0.60%    0.59%

  Ratio of net investment income
    to average net assets <F6>        4.08%    4.33%    4.11%     4.36%    3.99%     4.24%    4.25%    4.45%     4.04%    3.75%


  Portfolio turnover rate <F4> <F7>   8.02%    8.02%   11.22%    11.22%   30.46%    30.46%   44.13%   44.13%    58.54%    3.23%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses)
     and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through
     October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

FINANCIAL HIGHLIGHTS


                                                                         BOND IMMDEX(TM) FUND
                                     -----------------------------------------------------------------------------------------
                                     Six months ended     Year ended        Year ended          Year ended
                                         April 30,        October 31,       October 31,        October 31,         Year ended
                                           1998              1997              1996              1995<F2>         October 31,
                                      ---------------   ---------------   ---------------    ---------------    ---------------
                                     Series    Series  Series    Series   Series   Series    Series    Series
Per Share Data:                         A     Inst"l.     A      Inst'l.     A     Inst'l.      A     Inst'l.    1994     1993
                                     ------    ------  ------    ------   ------   -------   -------   ------   ------- -------
Net asset value,                       (Unaudited)

  beginning of period                $28.16   $28.16   $27.54    $27.55   $27.82    $27.82   $25.67   $25.67    $28.91   $27.31


Income from investment operations:
  Net investment income <F3>           0.82     0.86     1.66      1.75 1.61<F8>  1.70<F8>     1.68     1.74      1.65     1.68

  Net realized and unrealized
    gains (losses) on securities       0.08     0.09     0.64      0.61   (0.26)    (0.27)     2.30     2.29    (2.74)     1.83
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------

  Total from investment
    operations                         0.90     0.95     2.30      2.36     1.35      1.43     3.98     4.03    (1.09)     3.51
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
Less distributions:
  Dividends from net
    investment income                (0.82)   (0.86)   (1.68)    (1.75)   (1.63)    (1.70)   (1.79)   (1.84)    (1.65)   (1.70)

  Distributions from capital gains        _        _        _         _        _         _   (0.04)   (0.04)    (0.50)   (0.21)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------
  Total distributions                (0.82)   (0.86)   (1.68)    (1.75)   (1.63)    (1.70)   (1.83)   (1.88)    (2.15)   (1.91)
                                    -------  -------  -------   -------  -------   -------  -------  -------   -------  -------


Net asset value, end of period       $28.24   $28.25   $28.16    $28.16   $27.54    $27.55   $27.82   $27.82    $25.67   $28.91
                                     ======   ======   ======    ======   ======    ======   ======   ======    ======   ======


Total return <F4> <F5>                3.24%    3.40%    8.68%     8.90%    5.06%     5.35%   16.05%   16.26%   (3.89)%   13.30%


Supplemental data and ratios:
  Net assets, in thousands,
    end of period                   $77,064 $439,020  $64,144  $408,018  $42,671  $370,556  $21,875 $290,274  $256,778 $260,468

  Ratio of net expenses
    to average net assets <F6>        0.67%    0.42%    0.67%     0.42%    0.68%     0.43%    0.64%    0.44%     0.48%    0.50%

  Ratio of net investment income
    to average net assets <F6>        5.92%    6.17%    6.08%     6.33%    5.98%     6.23%    6.31%    6.51%     6.14%    6.10%


  Portfolio turnover rate <F4> <F7>  12.14%   12.14%   35.12%    35.12%   33.38%    33.38%   41.67%   41.67%    49.70%   81.18%

<F1> Commencement of operations.
<F2> On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional Series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses)
     and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through
     October 31, 1995.
<F3> For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.
<F4> Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond
     Funds, and for the periods ended April 30, 1998 for all funds.
<F5> The total return calculation does not reflect the 2% front end sales charge for Series A.
<F6> Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds,
     and for the periods ended April 30, 1998 for all funds.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            LONG-TERM INVESTMENTS 97.6%
            ASSET-BACKED SECURITIES 24.5%
            AUTO LOAN RECEIVABLES 0.5%
            General Motors Acceptance Corp. Grantor,
    $  789     Series 1991-A1, Class A, 8.17%, 1/02/00              $   801
            USAA Auto Loan Grantor Trust,
        40     Series 1994-1, Class A, 5.00%, 11/15/99                   40
                                                                   --------
                                                                        841
                                                                   --------

            CREDIT CARD RECEIVABLES 13.5%
            Banc One Credit Card Master Trust:
     1,500     Series 1995-B, Class A, 6.30%, 9/15/00                 1,514
     1,250     Series 1995-A, Class A, 6.15%, 7/15/02                 1,257
            Chase Manhattan Grantor Trust,
       571     Series 1995-B, Class A, 5.90%, 9/15/99                   571
            Chemical Master Credit Card Trust I,
     3,030     Series 1995-2, Class A, 6.23%, 6/15/03                 3,055
            Citibank Credit Card Master Trust I, Principal Only,
     5,000     Series 1996-1, Class A, 0.00%, 2/07/01                 4,249
            Discover Card Master Trust I,
     2,000     Series 1993-B, Class A, 6.75%, 2/15/00                 2,022
            Household Affinity Credit Card Master Trust I,
     1,550     Series 1993-2, Class A, 5.60%, 11/15/00                1,543
            NationsBank Credit Card Master Trust,
     3,938     Series 1995-1, Class A, 6.45%, 8/15/00                 3,988
            Sears Credit Account Master Trust,
     1,000     Series 1995-2, Class A, 8.10%, 6/15/04                 1,033
            Spiegel Credit Card Master Trust:
     2,000     Series 1994-B, Class A, 8.15%, 6/15/04                 2,066
     2,325     Series 1995-A, Class A, 7.50%, 9/15/04                 2,394
                                                                   --------
                                                                     23,692
                                                                   --------

            HOME EQUITY LOAN RECEIVABLES 10.5%
            Advanta Home Equity Loan Trust,
     2,147     Series 1993-2, Class A2, 6.15%, 10/25/09               2,131
            Corestates Home Equity Trust,
     3,000     Series 1996-1, Class A3, 7.00%, 12/15/09               3,056
            EQCC Home Equity Loan Trust:
       295     Series 1993-3, Class A, 5.15%, 9/15/08                   288
     1,385     Series 1993-4, Class A, 5.725%, 12/15/08               1,368
       679     Series 1996-1, Class A2, 5.82%, 9/15/09                  677
            GE Home Equity Loan Asset-Backed Certificates:
       204     Series 1991-1, Class A, 7.20%, 8/30/11                   205
     2,500     Series 1991-1, Class B, 8.70%, 9/15/11                 2,618
            Household Finance Corp,
     1,718     Series 1992-2, Class A, 6.65%, 11/20/12                1,719
            Security Pacific Home Equity Loan:
     1,187     Series 1991-1, Class B, 8.85%, 5/15/98                 1,189
       941     Series 1991-2, Class B, 8.15%, 6/15/20                   946
            The Money Store Home Equity Trust:
     1,022     Series 1992-A, Class A, 6.95%, 1/15/07                 1,026
     1,745     Series 1993-B, Class A3, 6.10%, 5/15/22                1,735


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            HOME EQUITY LOAN RECEIVABLES 10.5% (CONT.)
            UCFC Home Equity Loan,
    $1,385     Series 1995-A2, Class A7, 8.30%, 2/10/26             $ 1,441
                                                                   --------
                                                                     18,399
                                                                   --------

            CORPORATE BONDS 22.8%
            Bear Stearns Company Senior Notes:
     1,000     6.75%, 8/15/00                                         1,015
       800     9.375%, 6/01/01                                          872
            Beneficial Corp. Notes,
       800     8.20%, 3/15/02                                           851
            Big Rivers Electric Corporation Co-op Utility Trust
     1,500     Certificates, 9.50%, 2/15/17                           1,587
            BP America, Inc. Guaranteed Debentures,
     2,000     10.00%, 7/01/18                                        2,103
            Chase Manhattan Corp. Subordinated Notes,
       700     10.00%, 6/15/99                                          730
            Continental Bank Subordinated Notes,
     1,840     11.25%, 7/01/01                                        1,853
            Jack Eckerd Corporation Senior Subordinated Notes,
     1,304     9.25%, 02/15/04                                        1,387
            General Motors Acceptance Corp. Notes,
       922     9.625%, 5/15/00                                          984
            Heller Financial, Inc. Notes,
     2,790     8.00%, 12/15/98                                        2,821
            Household Finance Corp. Debentures,
     2,000     9.625%, 7/15/00                                        2,137
            Lehman Brothers Holdings, Inc. Debentures,
     1,000     9.875%, 10/15/00                                       1,080
            Lehman Brothers Holdings, Inc. Notes:
     3,000     8.875%, 2/15/00                                        3,138
     2,386     7.625%, 7/15/99                                        2,424
     1,100     6.65%, 11/08/99                                        1,112
            Lehman Brothers, Inc. Senior Subordinated Notes:
       750     7.625%, 8/01/98                                          753
     2,739     10.00%, 5/15/99                                        2,845
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,000
            Paine Webber Group, Inc. Medium Term Notes:
     1,000     5.83%, 2/02/99                                           998
     1,000     6.31%, 7/22/99                                         1,002
            Salomon, Inc. Medium Term Notes,
     1,500     10.125%, 6/01/99                                       1,565
            Salomon, Inc. Senior Notes:
       206     7.25%, 1/15/00                                           210
       800     7.75%, 5/15/00                                           824
            Security Pacific Corporation Subordinate Notes,
     1,008     11.50%, 11/15/00                                       1,131
            Transamerica Financial Corp. Subordinated Notes,
     2,500     6.75%, 6/01/00                                         2,531
            USF&G Corporation Senior Notes,
     3,075     7.00%, 5/15/98                                         3,076
                                                                   --------
                                                                     40,029
                                                                   --------

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)



SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            MORTGAGE-BACKED SECURITIES 13.8%
            Collateralized Mortgage Obligation Trust,
    $1,565     Series 15, Class E, 5.00%, 3/20/18                   $ 1,491
            Collateralized Mortgage Securities Corp.,
       564     Series 1991-6, Class PH, 7.00%, 5/20/20                  566
            Green Tree Financial Corp. Pass-Thru Certificates:
     1,001     Series 1992-2, Class A4, 8.15%, 1/15/18                1,048
       554     Series 1993-3, Class A4, 5.45%, 10/15/18                 553
     1,330     Series 1993-3, Class A5, 5.75%, 10/15/18               1,317
     1,073     Series 1993-4, Class A2, 5.85%, 1/15/19                1,074
       750     Series 1994-4, Class A3, 7.70%, 7/15/19                  765
     2,500     Series 1994-8, Class A4, 8.50%, 4/15/25                2,601
     1,500     Series 1995-9, Class A4, 6.45%, 1/15/27                1,512
            Marine Midland, Real Estate Mortgage Investment
            Conduit (REMIC), Series 1992-3, Class A12,
       699     8.00%, 10/25/23                                          708
            Merrill Lynch Mortgage Investors, Inc.,
     3,003     Series 1992-B, Class A, 7.85%, 4/15/12                 3,026
            Morgan Stanley Mortgage Trust,
     1,030     Series 40, Class 6, 7.00%, 2/20/20                     1,034
            Prudential Home Mortgage Securities:
       342     Series 1993-24, Class A1, 5.50%, 6/25/00                 341
     2,319     Series 1993-24, Class A2, 5.50%, 7/25/00               2,291
            Prudential Securities Financial Asset Funding Corp.,
       997     Series 1993-4, Class A3, 6.83%, 9/25/09                1,001
            Prudential Securities Secured Financing Corp.,
     2,261     Series 1994-5, Class A1, 5.66%, 5/25/24                2,209
            Security Pacific Acceptance Corp.,
     2,682     Series 1992-2, Class A3, 7.50%, 6/15/12                2,700
                                                                   --------
                                                                     24,237
                                                                   --------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 6.7%
            Ford Capital BV Debentures,
     1,450     9.875%, 5/15/02                                        1,626
            Ford Capital BV Notes,
     1,638     10.125%, 11/15/00                                      1,789
            Korea Development Bank Bonds,
     2,000     7.125%, 9/17/01                                        1,891
            Quebec Province CDA Debentures,
     1,000     13.25%, 9/15/14                                        1,134
            Sumitomo Bank International Notes,
     5,000     9.55%, 7/15/00                                         5,341
                                                                   --------
                                                                     11,781
                                                                   --------

            OTHER 0.7%
            Florida Housing Finance Agency:
       360     Antigua Club-A-2, 8.625%, 8/01/01                        382
       370     Brittany Apartments-C-2, 8.625%, 8/01/02                 397
       455     Maitland Club-B-2, 8.625%, 8/01/01                       482
                                                                   --------
                                                                      1,261
                                                                   --------


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            U.S. GOVERNMENT AGENCY-BACKED
               MORTGAGE ISSUES 13.7%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Participation Certificates:
   $    30     7.00%, 12/01/01                                     $     30
       134     7.75%, 7/01/09                                           138
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
       784     Series 1243, Class K, 7.50%, 8/15/01                     794
       306     Series 153, Class F, 7.75%, 8/15/15                      306
     1,285     Series 1149, Class K, 7.50%, 7/15/20                   1,292
     2,515     Series 1101, Class L, 6.95%, 9/15/20                   2,532
        77     Series 1169, Class D, 7.00%, 5/15/21                      78
       925     Series 1286, Class E, 7.00%, 10/15/21                    932
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
     1,619     Series X-19A, Class A, 6.50%, 10/25/00                 1,622
     2,000     Series 1993-G06, Class K, 7.00%, 11/25/01              2,020
     1,228     Series 1991-63, Class G, 6.95%, 5/25/06                1,239
     1,000     Series 1993-86, Class E, 6.00%, 1/25/07                  999
     1,180     Series 1992-93, Class G, 7.50%, 6/25/07                1,189
       151     Series 1992-138, Class C, 6.00%, 12/25/18                150
     1,311     Series G92-11, Class HB, 7.00%, 11/25/19               1,311
       697     Series G92-35, Class C, 7.50%, 7/25/20                   704
       817     Series 1991-154, Class PH, 7.50%, 9/25/20                823
     3,547     Series 1991-82, Class PL, 7.00%, 12/15/20              3,566
     3,179     Series G92-53, Class H, 7.00%, 7/25/21                 3,187
            U.S. Department of Veterans Affairs Mortgage Trust
     1,000     (REMIC), Series 1992-1, Class J, 7.75%, 2/15/01        1,014
                                                                   --------
                                                                     23,926
                                                                   --------

            U.S. TREASURY OBLIGATIONS 15.4%
            U.S. Treasury Bonds,
     7,000     10.75%, 2/15/03                                        8,459
            U.S. Treasury Notes:
    11,500     6.625%, 7/31/01                                       11,827
     6,500     6.625%, 3/31/02                                        6,713
                                                                   --------
                                                                     26,999
                                                                   --------

            Total Long-Term Investments (Cost $170,703)             171,165
                                                                   --------

      Number
    of Shares
  (in thousands)
------------------

            SHORT-TERM INVESTMENTS 1.6%
            INVESTMENT COMPANIES 1.6%
        10     Financial Square Prime Obligation Fund                    10
     2,698     Short-Term Investments Co. Liquid Assets Portfolio     2,698
                                                                   --------

            Total Short-Term Investments (Cost $2,708)                2,708
                                                                   --------

            Total Investments (Cost $173,411) 99.2%                 173,873
                                                                   --------

            Other Assets, less Liabilities 0.8%                       1,372
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $175,245
                                                                   ========

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                           FUNDS
                                                                          (logo)

INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)
   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------
            LONG-TERM INVESTMENTS 96.8%
            ASSET-BACKED SECURITIES 20.5%
            AUTO LOAN RECEIVABLES 0.4%
            General Motors Acceptance Corp. Grantor,
   $   337     Series 1995-A, Class A, 7.15%, 3/15/00               $   337
            Keycorp Auto Grantor Trust,
       495     Series 1995-A, Class A, 5.80%, 7/15/00                   495
            Premier Auto Trust,
       436     Series 1993-5, Class A2, 4.22%, 3/02/99                  434
                                                                   --------
                                                                      1,266
                                                                   --------

            CREDIT CARD RECEIVABLES 15.9%
            AT&T Universal Card MasterTrust,
     3,000     Series 1995-2, Class A, 5.95%, 10/17/00                3,005
            Advanta Credit Card Master Trust,
     1,000     Series 1995-F, Class A1, 6.05%, 8/01/03                1,004
            American Express Master Trust,
     2,000     Series 1994-2, Class A, 7.60%, 8/15/02                 2,090
            Banc One Credit Card Master Trust:
     7,375     Series 1995-B, Class A, 6.30%, 9/15/00                 7,446
     1,000     Series 1995-A, Class A, 6.15%, 7/15/02                 1,006
            Chemical Master Credit Card Trust I,
       571     Series 1995-3, Class A, 6.23%, 8/15/02                   577
            Citibank Credit Card Master Trust, Principal Only,
    11,900     Series 1996-1, 0.00%, 2/07/01                         10,113
            Discover Card Master Trust I,
       500     Series 1993-3, Class A, 6.20%, 5/16/06                   502
            First Chicago Master Trust II,
     4,075     Series 1994-L, Class A, 7.15%, 2/15/00                 4,128
            HFC Private Label Credit Card Master Trust II,
     1,667     Series 1994-2, Class A, 7.80%, 9/20/03                 1,687
            Household Affinity Credit Card Master Trust I,
     3,300     Series 1993-2, Class A, 5.60%, 11/15/00                3,284
            MBNA Master Credit Card Trust,
       745     Series 1995-F, Class A, 6.60%, 8/15/00                   757
            NationsBank Credit Card Master Trust,
     2,500     Series 1995-1, Class A, 6.45%, 8/15/00                 2,532
            Sears Credit Account Master Trust:
     5,900     Series 1994-1, Class A, 7.00%, 8/15/00                 5,978
     2,400     Series 1995-3, Class A, 7.00%, 10/15/04                2,453
            Speigel Credit Card Master Trust,
       950     Series 1994-B, Class A, 8.15%, 6/15/04                   981
                                                                   --------
                                                                     47,543
                                                                   --------

            HOME EQUITY LOAN RECEIVABLES 4.2%
            Advanta Home Equity Loan Trust,
     1,588     Series 1993-1, Class A2, 5.95%, 5/25/09                1,570
            Corestates Home Equity Trust,
     1,375     Series 1996-1, Class A3, 7.00%, 12/15/09               1,401
            EQCC Home Equity Loan Trust:
     1,800     Series 1994-4, 8.68%, 10/15/08                         1,871
     1,523     Series 1993-4, Class A, 5.725%, 12/15/08               1,505
     2,060     Series 1994-1, Class A, 5.80%, 3/15/09                 2,038


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------


            HOME EQUITY LOAN RECEIVABLES 4.2% (CONT.)
            Security Pacific Acceptance Corp.,
    $  628     Series 1991-2, Class B, 8.55%, 9/15/11               $   634
            Security Pacific Home Equity Loan:
       784     Series 1991-1, 8.85%, 5/15/98                            785
       799     Series 1991-2, 8.15%, 6/15/20                            803
            UCFC Home Equity Loan,
     2,039     Series 1995-C2, Class A6, 6.825%, 10/10/26             2,065
                                                                   --------
                                                                     12,672
                                                                   --------

            CORPORATE BONDS 30.6%
            Aetna Services, Inc. Debentures,
     1,375     6.75%, 9/15/13                                         1,331
            Aetna Services, Inc. Company Guarantee,
     3,000     6.75%, 8/15/01                                         3,046
            American General Finance Corp. Debentures,
       650     9.625%, 7/15/00                                          696
            American General Finance Corp. Notes,
     1,000     8.00%, 2/15/00                                         1,033
            BankAmerica Corporation Subordinated Notes:
       465     9.75%, 7/01/00                                           500
     2,000     10.00%, 2/01/03                                        2,299
            Bankers Trust - NY, Subordinated Debentures,
     1,000     9.50%, 6/14/00                                         1,065
            Bear Stearns Company Senior Notes:
     1,312     6.75%, 8/15/00                                         1,332
     2,000     9.375%, 6/01/01                                        2,179
            Caterpillar, Inc. Sinking Fund Debentures,
     2,112     9.75%, 6/01/19                                         2,271
            Chase Manhattan Corp. Debentures,
     1,015     10.00%, 6/15/99                                        1,058
            Chase Manhattan Corp. Subordinated Notes,
     2,300     9.375%, 7/01/01                                        2,517
            Chrysler Financial Corp. Debentures,
       700     12.75%, 11/01/99                                         766
            Commonwealth Edison First Mortgage,
       850     9.75%, 2/15/20                                           938
            Consolidated Edison Co. Debentures,
       100     7.60%, 1/15/00                                           103
            Continental Bank N.A. Subordinated Notes,
     2,875     12.50%, 4/01/01                                        3,338
            Continental Cablevision, Inc. Debentures:
     1,050     8.875%, 9/15/05                                        1,182
     3,475     9.50%, 8/01/13                                         4,073
            Deseret Generation & Transmission Co-op Debentures,
       734     9.375%, 1/02/11                                          763
            Jack Eckerd Corporation Senior Subordinated Notes,
     2,449     9.25%, 2/15/04                                         2,605
            Federal Express Corporation Notes,
     1,500     9.65%, 6/15/12                                         1,930
            Federal Express Sinking Fund Pass-Thru Certificates,
     1,000     7.89%, 9/23/08                                         1,066

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)
INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            CORPORATE BONDS 30.6% (CONT.)
            First Chicago Corp. Subordinated Notes,
    $  236     11.25%, 2/20/01                                       $  267
            First Interstate Bancorp Subordinated Notes,
       500     9.90%, 11/15/01                                          559
            First National Bank of Omaha Subordinated Notes,
     1,600     7.32%, 12/01/10                                        1,663
            First USA Bank Senior Notes,
     1,000     5.85%, 2/22/01                                           996
            Fleet Mortgage Group Notes,
     2,405     6.50%, 6/15/00                                         2,428
            Ford Motor Company Debentures,
       850     9.50%, 9/15/11                                         1,070
            Ford Motor Credit Co. Debentures,
     1,097     9.50%, 4/15/00                                         1,165
            Ford Motor Credit Co. Notes,
       375     6.375%, 4/15/00                                          377
            General Motors Acceptance Corp. Debentures,
     1,988     8.625%, 6/15/99                                        2,045
            General Motors Acceptance Corp. Notes:
     1,050     8.00%, 10/01/99                                        1,074
     2,217     9.375%, 4/01/00                                        2,348
     1,000     9.625%, 12/15/01                                       1,112
            General Motors Corp. Debentures,
     1,355     9.625%, 12/01/00                                       1,472
            Georgia Pacific Corp. Debentures:
     1,150     9.50%, 12/01/11                                        1,410
       775     9.50%, 5/15/22                                           882
            Goldman Sachs Group Notes,
     5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)*        4,977
            Household Finance Corp. Senior Subordinated Notes,
     2,468     9.55%, 4/01/00                                         2,613
            Household Finance Corp. Subordinated Notes,
     1,445     9.625%, 7/15/00                                        1,544
            International Lease Finance Corp. Medium Term Notes,
       500     8.25%, 10/19/98                                          505
            Lehman Brothers Holdings, Inc. Medium Term Notes,
     1,750     8.875%, 2/15/00                                        1,830
            Lehman Brothers Holdings, Inc. Notes:
     2,000     6.90%, 7/15/99                                         2,021
     1,500     6.65%, 11/08/99                                        1,516
       940     8.875%, 3/01/02                                        1,017
            Lehman Brothers, Inc. Senior Subordinated Notes:
     2,280     10.00%, 5/15/99                                        2,368
     1,000     6.125%, 2/01/01                                          997
            National Westminster Bank Debentures,
       700     9.375%, 11/15/03                                         799
            National Westminster Bank Subordinated Notes,
       700     9.45%, 5/01/01                                           765
            NCNB Corp. Subordinated Notes,
     2,380     10.20%, 7/15/15                                        3,187
            News America Holdings Debentures,
       750     10.125%, 10/15/12                                        884


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            CORPORATE BONDS 30.6% (CONT.)
            Paine Webber Group, Inc. Notes,
    $  500     8.875%, 3/15/05                                      $   562
            Paine Webber Group, Inc. Medium Term Notes,
     1,800     7.70%, 2/11/00                                         1,842
            J.C. Penney Company, Inc. Debentures,
     1,950     9.75%, 6/15/21                                         2,171
            Salomon, Inc. Medium Term Notes,
     1,300     10.125%, 6/01/99                                       1,356
            Salomon, Inc. Senior Notes:
     1,450     7.75%, 5/15/00                                         1,493
     1,100     6.75%, 2/15/03                                         1,118
            Salomon Smith Barney Holdings, Inc. Notes,
     1,400     6.625%, 6/01/00                                        1,413
            The Charles Schwab Corp. Medium Term Notes,
       650     6.06%, 10/02/00                                          648
            Security Pacific Corp. Subordinated Notes,
     1,000     11.00%, 3/01/01                                        1,122
                                                                   --------
                                                                     91,707
                                                                   --------

            MORTGAGE-BACKED SECURITIES 3.8%
            Green Tree Financial Corp. Pass-Thru Certificates,
       350     Series 1993-4, Class A3, 6.25%, 1/15/19                  351
            MDC Asset Investors Trust,
            Real Estate Mortgage Investment Conduit (REMIC),
       883     Series VIII, Class 8, 7.75%, 9/25/17                     896
            Merrill Lynch Mortgage Investors, Inc. Notes,
       124     8.375%, 2/09/00                                          129
            Prudential Securities Financial Asset Funding Corp.,
       995     Series 1993-8, Class A, 5.775%, 11/15/14                 982
            Prudential Securities Secured Financing Corp.:
     1,864     Series 1993-1, Class A, 6.44%, 2/16/21                 1,844
     2,764     Series 1994-5, Class A1, 5.66%, 5/25/24                2,700
            Salomon Brothers Mortgage Securities,
     1,396     Series 1986-1, Class A, 6.00%, 12/25/11                1,380
            Westam Mortgage Financial Corporation,
     2,990     Series 11, Class A, 6.36%, 8/26/20                     3,056
                                                                   --------
                                                                     11,338
                                                                   --------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 8.1%
            Dresdner Bank of New York Subordinated Debentures,
       650     7.25%, 9/15/15                                           673
            Ford Capital BV Debentures,
       600     9.50%, 6/01/10                                           740
            Ford Capital BV Notes,
     4,153     10.125%, 11/15/00                                      4,536
            Hydro-Quebec Corporation Debentures,
     2,250     11.75%, 2/01/12                                        3,273
            Korea Development Bank Bonds,
     1,075     7.125%, 9/17/01                                        1,016
            Korea Electric Power Debentures:
       820     7.75%, 4/01/13                                           707
       750     6.75%, 8/01/27                                           658

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 8.1% (CONT.)
            Midland Bank PLC Subordinated Notes,
   $ 4,225     6.95%, 3/15/11                                       $ 4,282
            National Bank of Hungary Debentures,
     1,350     8.875%, 11/01/13                                       1,562
            Norsk Hydro A/S Debentures,
     1,350     9.00%, 4/15/12                                         1,630
            Pohang Iron & Steel Notes,
       875     7.125%, 7/15/04                                          774
            Quebec Province Local Government Guarantee,
       400     13.25%, 9/15/14                                          454
            Sumitomo Bank International Notes,
     1,600     9.55%, 7/15/00                                         1,709
            Wharf Capital International Ltd. Notes:
       800     8.875%, 11/01/04                                         775
     1,725     7.625%, 3/13/07                                        1,493
                                                                   --------
                                                                     24,282
                                                                   --------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 6.2%
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
       187     Series 1624, Class KE, 6.00%, 10/15/02                   187
       872     Series 1289, Class PR, 7.50%, 2/15/03                    894
       997     Series 1456, Class LA, 7.50%, 5/15/03                  1,019
       578     Series 1496, Class KA, 6.00%, 12/15/03                   576
       934     Series 8, Class VB, 7.00%, 4/25/03                       952
       300     Series 1551, Class E, 6.50%, 9/15/07                     303
     1,200     Series 1101, Class L, 6.95%, 9/15/20                   1,208
       832     Series 1167, Class E, 7.50%, 11/15/21                    855
     2,445     Series 1286, Class A, 6.00%, 5/15/22                   2,419
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
       653     Series 1993-23, Class PU, 7.50%, 1/25/00                 660
       500     Series 1992-73, Class L, 7.50%, 1/25/01                  511
     1,250     Series 1992-18, Class HB, 7.20%, 3/25/02               1,266
     3,500     Series 1993-37, Class B, 7.00%, 7/25/02                3,556
       863     Series 1992-103, Class L, 7.50%, 11/25/02                880
       538     Series 1990-89, Class K, 6.50%, 7/25/20                  538
     1,971     Series 1991-77, Class PH, 7.00%, 11/25/20              1,981
       359     Series 1991-82, Class PL, 7.00%, 12/15/20                361
            U.S. Department of Veterans Affairs Mortgage
       500     Trust (REMIC),Series 1992-2,
               Class J, 7.00%, 3/15/01                                  501
                                                                   --------
                                                                     18,667
                                                                   --------

            U.S. TREASURY OBLIGATIONS 27.6%
            U.S. Treasury Bonds:
    28,850     10.75%, 2/15/03                                       34,863
    10,000     13.75%, 8/15/04                                       14,175
    26,050     10.75%, 8/15/05                                       33,670
                                                                   --------
                                                                     82,708
                                                                   --------

            Total Long-Term Investments (Cost $286,056)             290,183
                                                                   --------



   Number of                                                          Market
    Shares                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            SHORT-TERM INVESTMENTS 1.5%
            INVESTMENT COMPANIES 1.5%
        10     Financial Square Prime Obligation Fund              $     10
     4,347     Short-Term Investments Co. Liquid Assets Portfolio     4,347
                                                                   --------

            Total Short-Term Investments (Cost $4,357)                4,357
                                                                   --------

            Total Investments (Cost $290,413) 98.3%                 294,540
                                                                   --------

            Other Assets, less Liabilities 1.7%                       5,131
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $299,671
                                                                   ========

            * Unregistered security
                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------
            GENERAL OBLIGATION 7.7%
            Elgin, Illinois,
   $ 2,990     7.25%, 1/01/04                                       $ 3,408
            Lake County, Illinois, School District 112,
     1,415     9.00%, 12/01/05                                        1,810
            Washington State:
       100     6.75%, 10/01/01                                          104
     1,000     6.30%, 9/01/02                                         1,071
                                                                   --------

            Total General Obligation (Cost $6,791)                    6,393
                                                                   --------

            REVENUE BONDS 1.8%
            HOUSING 1.3%
            South Dakota Housing Development Authority -
     1,105  Homeownership Mortgage, 4.85%, 5/01/01                    1,111
                                                                   --------

            UNIVERSITY 0.5%
            New England Education Student Loan Marketing
       360     Corporation, 5.80%, 3/01/02                              375
                                                                   --------

            Total Revenue Bonds (Cost $1,471)                         1,486
                                                                   --------

            PREREFUNDED AND ESCROWED
               TO MATURITY 70.0%
            Adams County, Mississippi Hospital Revenue,
     1,000     8.00%, 10/01/16, Prerefunded 10/01/01                  1,135
            Alaska State Housing Finance Corporation,
     1,465     6.375%, 12/01/12, Prerefunded 12/01/02                 1,603
            Anniston, Alabama Regional Medical Center Board
     1,160     Project, 8.00%, 7/01/11, Escrowed to Maturity          1,458
            Arizona State Municipal Funding Program,
     1,500     8.75%, 8/01/07, Escrowed to Maturity                   1,962
            Arizona Health Facilities Hospital Revenue,
     2,000     7.25%, 11/01/14, Prerefunded 11/01/03                  2,275
            Central Arizona Water Conservation District,
     2,000     6.50%, 11/01/11, Prerefunded 5/01/01                   2,161
            Cherokee County, Oklahoma,
     1,340     0.00%, 11/01/11, Escrowed to Maturity                    677
            Chicago, Illinois Motor Fuel Tax Revenue,
     1,000     7.05%, 1/01/07, Prerefunded 1/01/01                    1,088
            Clark County, Nevada School District,
       345     7.00%, 6/01/09, Prerefunded 6/01/01                      375
            Cleveland, Ohio Parking Facilities Revenue,
     1,125     8.10%, 9/15/22, Prerefunded 9/15/02                    1,315
            Convention Center Authority - Rhode Island Revenue,
     1,000     6.65%, 5/15/12, Prerefunded 5/15/01                    1,085
            Danville, Indiana Community Elementary School
     1,000     Building Corp., First Mortgage, 6.90%, 1/15/10,
               Prerefunded 1/15/02                                    1,103
            Delaware County, Pennsylvania - Elwyn Inc. Project,
     1,000     8.35%, 6/01/15, Prerefunded 6/01/00                    1,102


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 70.0% (CONT.)
            Des Plaines, Illinois Hospital Facilities -
               Holy Family Hospital Project,
    $  590     10.75%, 1/01/14, Prerefunded 7/01/02                  $  733
            Douglas County, Nebraska Hospital Authority Revenue,
     1,000     7.25%, 11/01/21, Prerefunded 11/01/01                  1,114
            Elizabeth-Forward Pennsylvania School District,
     1,000     7.25%, 1/15/10, Prerefunded 1/15/00                    1,051
            Farmington, New Mexico Power Revenue Bonds,
     1,705     9.875%, 1/01/13, Prerefunded 7/01/05                   2,227
            Fruita, Colorado, Escrowed to Maturity:
       500     9.25%, 10/01/01                                          561
       500     9.25%, 4/01/03                                           602
            Fulco, Georgia Hospital Authority Anticipation Certificates,
     1,090     6.25%, 9/01/13, Prerefunded 9/01/02                    1,191
            Hodgkins, Illinois,
     1,300     9.50%, 12/01/09, Prerefunded 12/01/01                  1,551
            Houston, Texas Airport Systems Revenue,
       950     8.20%, 7/01/05, Escrowed to Maturity                   1,122
            Illinois Educational Facilities Authority -
               Chicago College Of Osteopathic Medicine,
               Escrowed To Maturity,
       310     8.75%, 7/01/99                                           320
            Illinois Educational Facilities Authority -
               Loyola University,
     3,355     7.125%, 7/01/21, Prerefunded 7/01/01                   3,696
            Intermountain Power Agency, Utah Supply Revenue,
     2,500     0.00%, 7/01/21, Prerefunded 7/01/00                      254
            Louisiana Public Facilities Authority Hospital Revenue,
     1,915     7.25%, 10/01/22, Prerefunded 10/01/02                  2,168
            Louisville, Kentucky Water & Sewer Revenue,
     1,000     6.00%, 11/15/07, Escrowed to Maturity                  1,098
            Maricopa County, Arizona School District No. 1, Phoenix
     1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01        1,078
            Metropolitan Government Nashville & Davidson
               County, Tennessee Water & Sewer,
     8,010     0.00%, 12/01/13, Prerefunded 12/01/02                  2,092
            Metropolitan Nashville Airport,
       500     7.75%, 7/01/07, Prerefunded 7/01/01                      560
            Michigan State Hospital Financial Authority,
               Sisters of Mercy Health Corp.,
       900     7.50%, 2/15/18, Prerefunded 2/15/01                      992
            Nevada State Colorado River Community,
     1,130     6.50%, 7/01/19, Prerefunded 7/01/04                    1,262
            New Jersey State Turnpike Authority Revenue,
        25     6.75%, 1/01/09, Escrowed to Maturity                      28
            Oklahoma State Industrial Authority Revenue,
               St. Anthony Hospital, Escrowed to Maturity,
     1,030     6.125%, 6/01/03                                        1,100
            Peninsula Ports Authority Virginia Health
               Care Facilities - Mary Immaculate Project,
     2,000     7.00%, 8/01/17, Prerefunded to 8/01/04 & 8/01/06       2,244
            Pennsylvania State Industrial Development Authority -
     1,000     Series A, 7.00%, 1/01/11, Prerefunded 7/01/01          1,098

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            PREREFUNDED AND ESCROWED
               TO MATURITY 70.0% (CONT.)
            Philadelphia, Pennsylvania Regional Port Authority,
               Lease Revenue Bonds, 7.15%, 8/01/20,
    $1,000     Prerefunded 8/01/00                                  $ 1,065
            Phoenix, Arizona Street & Highway Users,
               Partially Prerefunded 7/01/02, Remainder Escrowed
               to Maturity:
     1,000     6.50%, 7/01/09                                         1,099
     4,700     6.25%, 7/01/11                                         5,115
            San Marcos, California Certificate Participation,
     1,085     0.00%, 2/15/06, Escrowed to Maturity                     760
            Tucson, Arizona Street & Highway User Revenue Bonds,
     1,000     9.25%, 7/01/02, Escrowed to Maturity                   1,178
            University of Illinois,
     1,005     6.10%, 10/01/03, Escrowed to Maturity                  1,087
            Virginia State Residential Authority - Solid Waste Disposal
     1,000     System, 7.30%, 4/01/15, Prerefunded 4/01/00            1,078
            Wausau, Wisconsin School District,
     1,000     6.50%, 4/01/10, Prerefunded 4/01/02                    1,077
            Williston, North Dakota,
        80     6.00%, 6/01/98, Escrowed to Maturity                      80
                                                                   --------
            Total Prerefunded and Escrowed to Maturity
               (Cost $57,304)                                        58,020
                                                                   --------

            INSURED BONDS 21.4%
            EDUCATION 2.9%
            Cook County, Illinois Niles Twp. School District,
     1,560     0.00%, 12/01/07                                          976
            Cook County, Illinois Cicero School District,
     1,000     8.50%, 12/01/04                                        1,229
            Merrillville, Indiana Multi-School Building Corporation,
       200     6.375%, 7/01/03                                          219
                                                                   --------
                                                                      2,424
                                                                   --------

            ELECTRIC 2.7%
            Springfield, Illinois Electric Revenue,
     1,000     6.00%, 3/01/04                                         1,078
     1,050     6.00%, 3/01/06                                         1,152
                                                                   --------
                                                                      2,230
                                                                   --------
            GENERAL OBLIGATION 11.8%
            Amarillo, Texas Independent School District,
     1,035     7.00%, 2/01/06                                         1,190
            Bolingbrook, Illinois,
     1,080     0.00%, 1/01/05                                           796
            Chicago, Illinois,
       675     11.60%, 1/01/01                                          799
            Chicago, Illinois Park District,
     2,770     6.00%, 1/01/07                                         3,070
            Maricopa County, Arizona Elementary School District
               No. 068, Alhambra,
     1,000     5.625%, 7/01/03, Partially Prerefunded                 1,056


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            GENERAL OBLIGATION 11.8% (CONT.)
            Palatine, Illinois,
    $1,405     9.90%, 1/01/16, Crossover Refunded 1/01/00           $ 1,561
            Rocklin, California Unified School District,
     1,235     6.70%, 9/01/04                                         1,325
                                                                   --------
                                                                      9,797
                                                                   --------

            PUBLIC FACILITIES & IMPROVEMENTS 4.0%
            Illinois State Certificates of Participation,
     1,000     6.00%, 7/01/06                                         1,085
            Mun-Del Building Corp., Indiana,
     1,000     7.00%, 1/05/05                                         1,062
            Texas State Turnpike Authority, Dallas,
     1,000     6.50%, 1/01/08                                         1,143
                                                                   --------
                                                                      3,290
                                                                   --------

            Total Insured Municipal Bonds (Cost $16,973)             17,741
                                                                   --------

    Number
 of Shares
(in thousands)

            INVESTMENT COMPANIES 1.2%
        10  Financial Square Tax-Exempt Money Market                     10
       944  Tax Free Investment Trust                                   944
                                                                   --------

            Total Investment Companies (Cost $954)                      954
                                                                   --------

            Total Investments (Cost $83,493) 102.1%                  84,594
                                                                   --------

            Liabilities, less Other Assets (2.1)%                   (1,736)
                                                                   --------

            TOTAL NET ASSETS 100.0%                                 $82,858
                                                                   ========

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

BOND IMMDEX(TM) FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            LONG-TERM INVESTMENTS 95.1%
            ASSET-BACKED SECURITIES 10.6%
            AUTO LOAN RECEIVABLES 0.4%
            Ford Credit Grantor Trust,
   $   537     Series 1995-A, Class A, 5.90%, 5/15/00               $   538
            General Motors Acceptance Corp. Grantor Trust,
       643     Series 1995-A, Class A, 7.15%, 3/15/00                   643
            Premier Auto Trust:
       203     Series 1993-4, Class A2, 4.65%, 2/02/99                  203
       148     Series 1993-5, Class A2, 4.22%, 3/02/99                  147
       420     Series 1993-6, Class B, 4.875%, 11/02/99                 420
                                                                   --------
                                                                      1,951
                                                                   --------

            CREDIT CARD RECEIVABLES 10.2%
            Advanta Credit Card Master Trust,
     4,200     Series 1995-F, Class A1, 6.05%, 8/01/03                4,217
            Banc One Credit Card Master Trust,
     8,000     Series 1995-B, Class A, 6.30%, 9/15/00                 8,077
            Citibank Credit Card Master Trust, Principal Only,
     6,465     Series 1996-1, 0.00%, 2/07/01                          5,494
            First Chicago Master Trust II,
     1,800     Series 1994-L, Class A, 7.15%, 2/15/00                 1,823
            HFC Private Label Credit Card Master Trust II,
       274     Series 1993-2, Class A3, 4.65%, 12/20/08                 274
            Household Affinity Credit Card Master Trust I,
     3,750     Series 1993-2, Class A, 5.60%, 11/15/00                3,732
            NationsBank Credit Card Master Trust,
     9,839     Series 1995-1, Class A, 6.45%, 8/15/00                 9,964
            Sears Credit Account Master Trust:
    11,750     Series 1994-1, Class A, 7.00%, 8/15/00                11,905
     1,700     Series 1995-2, Class A, 8.10%, 1/15/01                 1,756
     5,300     Series 1995-3, Class A, 7.00%, 10/15/04                5,416
                                                                   --------
                                                                     52,658
                                                                   --------

            CORPORATE BONDS 31.2%
            Alabama Power Company First Mortgage Bond,
     1,000     9.00%, 12/01/24                                        1,103
            American Airline Equipment Pass-Thru Certificates,
     1,500     10.21%, 1/01/10                                        1,868
            BankAmerica Corporation Subordinated Notes,
     3,539     10.00%, 2/01/03                                        4,067
            Barclays North American Captial Corp. Debentures,
       925     9.75%, 5/15/21                                         1,048
            Bear Stearns Company Notes,
        63     6.50%, 6/15/00                                            64
            Bear Stearns Company Senior Notes,
       500     6.75%, 8/15/00                                           508
            Boston Edison Company Debentures,
     4,900     9.375%, 8/15/21                                        5,441
            Burlington Northern Railroad Company Equipment
               Trust Certificates,
       500     11.85%, 1/15/99                                          520


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------
            CORPORATE BONDS 31.2% (CONT.)
            Chase Manhattan Corp. Notes,
   $ 7,802     10.00%, 6/15/99                                       $8,135
            Chrysler Financial Corp. Debentures,
     1,927     12.75%, 11/01/99                                       2,110
            Commonwealth Edison Co. First Mortgage,
     6,050     9.75%, 2/15/20                                         6,673
            Continental Bank Subordinated Notes,
     1,963     12.50%, 4/01/01                                        2,279
            Continental Cablevision, Inc. Debentures:
     2,050     8.875%, 9/15/05                                        2,307
     6,075     9.50%, 8/01/13                                         7,120
            Deseret Generation & Transmission Co-op Debentures,
     2,348     9.375%, 1/02/11                                        2,440
            Federal Express Corporation Debentures,
     2,163     9.625%, 10/15/19                                       2,317
            Federal Express Corporation Notes,
     4,400     9.65%, 6/15/12                                         5,662
            First Chicago Corp. Subordinated Notes:
     3,844     9.00%, 6/15/99                                         3,971
     1,270     9.875%, 8/15/00                                        1,372
            First National Bank Chicago Debentures,
     1,100     8.08%, 1/05/18                                         1,258
            First National Bank Omaha Subordinated Notes,
     3,100     7.32%, 12/01/10                                        3,221
            First USA Bank Notes,
     1,125     5.85%, 2/22/01                                         1,120
            Ford Motor Company Notes,
     2,650     9.50%, 9/15/11                                         3,336
            GTE Corporation Debentures,
       500     10.25%, 11/01/20                                         560
            GTE North, Inc. Debentures,
     1,100     9.60%, 1/01/21                                         1,216
            Geico Corporation Debentures,
     2,000     9.15%, 9/15/21                                         2,260
            General Motors Acceptance Corp. Medium Term Notes,
     1,000     7.50%, 7/22/99                                         1,018
            General Motors Acceptance Corp. Notes:
     1,375     8.00%, 10/01/99                                        1,406
     1,037     9.625%, 5/15/00                                        1,107
            General Motors Corp. Debentures:
     1,699     9.625%, 12/01/00                                       1,845
       807     9.125%, 7/15/01                                          878
            Georgia Pacific Corp. Debentures:
     1,511     9.50%, 12/01/11                                        1,853
     4,605     9.875%, 11/01/21                                       5,128
       975     9.50%, 5/15/22                                         1,109
            Goldman Sachs Group Notes,
    10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $9,974)<F1>     9,954
            Household Finance Corp. Subordinated Notes,
     4,327     9.625%, 7/15/00                                        4,623
            Lehman Brothers Holdings, Inc. Debentures,
     2,365     9.875%, 10/15/00                                       2,554


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

BOND IMMDEX(TM) FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            CORPORATE BONDS 31.2% (CONT.)
            Lehman Brothers Holdings, Inc. Medium Term Notes:
    $3,825     6.65%, 11/08/99                                     $  3,867
     1,805     8.875%, 2/15/00                                        1,888
            Lehman Brothers Holdings, Inc. Notes,
     1,700     6.90%, 7/15/99                                         1,718
            Lehman Brothers, Inc. Senior Subordinated Notes,
     7,232     10.00%, 5/15/99                                        7,512
            The May Department Stores Company Debentures,
     1,725     9.875%, 6/15/21                                        1,966
            Mississippi Power & Light Notes,
     1,000     8.80%, 4/01/05                                         1,000
            Mobile Energy Services LLC Debentures,
       700     8.665%, 1/01/17                                          755
            National Westminster Bancorp. Inc., Debentures,
     1,000     9.375%, 11/15/03                                       1,142
            NCNB Corp. Subordinated Notes,
     5,155     10.20%, 7/15/15                                        6,902
            News America Holdings Debentures,
     2,200     10.125%, 10/15/12                                      2,594
            Paine Webber Group, Inc. Notes,
     1,540     8.875%, 3/15/05                                        1,731
            Paine Webber Group Medium Term Notes,
     2,450     6.73%, 1/20/04                                         2,468
            Parker Hannifin Debentures,
       400     9.75%, 2/15/21                                           442
            J.C. Penney Company, Inc. Debentures,
     4,000     9.75%, 6/15/21                                         4,453
            Salomon, Inc. Notes,
     3,450     7.00%, 6/15/03                                         3,545
            Salomon, Inc. Senior Notes:
     2,850     7.75%, 5/15/00                                         2,935
     2,100     6.75%, 2/15/03                                         2,134
            The Charles Schwab Corp. Medium Term Notes:
     2,000     5.84%, 9/30/99                                         1,995
     2,250     5.90%, 10/01/99                                        2,246
            Security Pacific Corp. Subordinated Notes,
       680     11.50%, 11/15/00                                         763
            Tenneco, Inc. Debentures,
     3,150     7.45%, 12/15/25                                        3,296
            Union Camp Corp. Debentures,
       850     10.00%, 5/01/19                                          910
            Westvaco Corp. Debentures,
     1,200     10.125%, 6/01/19                                       1,298
                                                                   --------
                                                                    161,011
                                                                   --------

            MORTGAGE-BACKED SECURITIES 0.3%
            Prudential Securities Secured Financing Corp.,
     1,550     Series 1993-1, Class A, 6.44%, 2/16/21                 1,533
                                                                   --------


   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 9.9%
            British Telecommunications Finance Debentures,
    $2,761     9.625%, 2/15/19                                      $ 2,966
            Dresdner Bank Subordinated Debentures,
     3,500     7.25%, 9/15/15                                         3,626
            Ford Capital BV Debentures,
       425     9.875%, 5/15/02                                          477
            Ford Capital BV Notes:
     4,072     10.125%, 11/15/00                                      4,447
     3,917     9.375%, 5/15/01                                        4,248
     1,400     9.50%, 6/01/10                                         1,727
            Hydro-Quebec Debentures:
     3,500     11.75%, 2/01/12                                        5,091
       750     9.75%, 1/15/18                                           848
            Korea Development Bank Bond,
     1,800     7.125%, 9/17/01                                        1,702
            Korea Electric Power Debentures:
     2,020     7.75%, 4/01/13                                         1,741
     1,400     6.75%, 8/01/27                                         1,228
            Midland Bank PLC Subordinated Notes,
     5,000     6.95%, 3/15/11                                         5,067
            National Bank of Hungary Debentures,
     2,400     8.875%, 11/01/13                                       2,777
            Newfoundland (Province of) Canada,
     1,975     10.00%, 12/01/20                                       2,722
            Norsk Hydro A/S Debentures,
     2,900     9.00%, 4/15/12                                         3,501
            Pohang Iron & Steel Notes,
     1,575     7.125%, 7/15/04                                        1,393
            Quebec Province Debentures,
     2,000     11.00%, 6/15/15                                        2,254
            Sweden (Kingdom of) Debentures,
     1,100     11.125%, 6/01/15                                       1,630
            Wharf Capital International Ltd. Notes:
     1,700     8.875%, 11/01/04                                       1,646
     2,675     7.625%, 3/13/07                                        2,315
                                                                   --------
                                                                     51,406
                                                                   --------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 6.9%
            Federal Home Loan Mortgage Corporation (FHLMC),
       105     Participation Certificates, 7.50%, 4/01/07               107
            Federal Home Loan Mortgage Corporation (FHLMC)
            Real Estate Mortgage Investment Conduit (REMIC):
     1,115     Series 1022, Class J, 6.00%, 12/15/20                  1,102
     2,770     Series 1118, Class Z, 8.25%, 7/15/21                   2,867
       351     Series 1169, Class D, 7.00%, 5/15/21                     354
     2,800     Series 162, Class F, 7.00%, 5/15/21                    2,834
         7     Series 1259, Class IC, 1007.05%, 10/15/05                 24
     2,541     Series 1790-A, Class A, 7.00%, 4/15/22                 2,566
       656     Series 6, Class C, 9.05%, 6/15/19                        684
     2,479     Series 188, Class H, 7.00%, 9/15/21                    2,507
     1,809     Series 1201, Class E, 7.40%, 12/15/21                  1,840


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

BOND IMMDEX(TM) FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1998
(UNAUDITED)

   Principal                                                          Market
    Amount                                                            Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            U.S. GOVERNMENT AGENCY-BACKED
            MORTGAGE ISSUES 6.9% (CONT.)
            Federal National Mortgage Association (FNMA),
            Participation Certificates:
   $   434     7.50%, 8/01/07                                      $    447
       127     7.75%, 6/01/08                                           133
            Federal National Mortgage Association (FNMA)
            Real Estate Mortgage Investment Conduit (REMIC):
     1,000     Series 1990-61, Class H, 7.00%, 6/25/20                1,013
       904     Series 1990-102, Class J, 6.50%, 8/25/20                 900
     3,800     Series 1991-56, Class M, 6.75%, 6/25/21                3,820
         5     Series 1992-29, Class K, 977.92%, 11/25/00                53
       650     Series 1993-87, Class KD, 6.00%, 6/25/03                 647
        18     Series 1992-145, Class N, 1010.06%, 1/25/06              390
       950     Series X-225C, Class TE, 5.45%, 10/25/18                 941
     1,338     Series 1988-24, Class G, 7.00%, 10/25/18               1,353
     1,265     Series 1989-44, Class H, 9.00%, 7/25/19                1,326
       314     Series 1989-90, Class E, 8.70%, 12/25/19                 333
     1,421     Series 1990-30, Class E, 6.50%, 3/25/20                1,422
       120     Series 1990-72, Class A, 9.00%, 7/25/20                  121
       538     Series 1990-72, Class B, 9.00%, 7/25/20                  575
     4,896     Series 1990-105, Class J, 6.50%, 9/25/20               4,886
       926     Series 1990-106, Class J, 8.50%, 9/25/20                 963
     1,638     Series 1992-120, Class C, 6.50%, 7/25/22               1,635
                                                                   --------
                                                                     35,843
                                                                   --------

            U.S. TREASURY OBLIGATIONS 36.2%
            U.S. Treasury Bonds:
    28,000     10.75%, 8/15/05                                       36,190
   111,355     9.25%, 2/15/16                                       150,468
                                                                   --------
                                                                    186,658
                                                                   --------

            Total Long-Term Investments (Cost $469,191)             491,060
                                                                   --------


    Number                                                           Market
   of Shares                                                          Value
(in thousands)                                                    (in thousands)
---------------                                                  ---------------

            SHORT-TERM INVESTMENTS 4.3%
            INVESTMENT COMPANIES 1.4%
        10     Financial Square Prime Obligation Fund              $     10
     6,992     Short-Term Investments Co. Liquid Assets Portfolio     6,992
                                                                   --------
                                                                      7,002
                                                                   --------

 Principal
    Amount
(in thousands)
---------------

            VARIABLE RATE DEMAND NOTES 2.9%
   $15,000     Warner-Lambert Co.                                    15,000
                                                                   --------

            Total Short-Term Investments (Cost $22,002)              22,002
                                                                   --------

            Total Investments (Cost $491,193) 99.4%                 513,062
                                                                   --------

            Other Assets, less Liabilities 0.6%                       3,022
                                                                   --------

            TOTAL NET ASSETS 100.0%                                $516,084
                                                                   ========

            *  Unregistered security


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX(TM) FUND
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION
   Firstar Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX(TM) Fund commenced operations on December 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Inter mediate Bond Fund commenced operations on February 8, 1993. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX(TM) Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

   The Company has issued two classes of Fund shares in each of the
Funds: Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.04% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to shareowner organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Unregistered Security - The Intermediate Bond Market and Bond IMMDEX(TM) Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)

g) Other - Investment and shareowner transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ended April 30, 1998, were as follows:

                     SHORT-TERM   INTERMEDIATE       TAX-EXEMPT      BOND
                    BOND MARKET    BOND MARKET      INTERMEDIATE  IMMDEX(TM)
                        FUND          FUND            BONDFUND       FUND
Purchases:
                  ------------------------------------------------------------
  U.S. Government     $15,302        $27,681                -       $71,689
  Other                44,133         37,561          $20,662        23,813

Sales:
  U.S. Government      30,706         24,373                -        19,323
  Other                52,114          8,041            6,043        38,491

At April 30, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:


                   -----------------------------------------------------------
                     SHORT-TERM   INTERMEDIATE       TAX-EXEMPT      BOND
                    BOND MARKET    BOND MARKET      INTERMEDIATE   IMMDEX(TM)
                        FUND          FUND            BOND FUND       FUND
                   ------------------------------------------------------------
Appreciation             $907         $5,261           $1,280       $24,314
(Depreciation)          (485)        (1,134)            (182)       (2,615)
                      -------        -------          -------       -------
Net unrealized
  appreciation
   on investments        $422         $4,127           $1,098       $21,699
                      =======        =======          =======       =======

   At April 30, 1998, the cost of investments, in thousands, for federal income tax purposes was $173,451, $290,413, $83,496 and $491,363 for the Short-Term
Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds, respectively. At October 31, 1997, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $252 and $50, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX(TM) Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $515, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX(TM) Funds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. The Short-Term Bond Market Fund had accumulated net realized capital loss carryovers, in thousands, of $1,082, expiring in 2005. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover.

                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)


4.  CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the Funds were as follows:

                                    SHORT-TERM              INTERMEDIATE              TAX-EXEMPT                  BOND
                                   BOND MARKET              BOND MARKET              INTERMEDIATE              IMMDEX(TM)
                                       FUND                     FUND                  BOND FUND                   FUND
                                ------------------       ------------------       ------------------       ------------------
                               Amount       Shares      Amount       Shares      Amount       Shares      Amount       Shares
                               ------       ------      ------       ------      ------       ------      ------       ------
SIX MONTHS ENDED
  APRIL 30, 1998:
Series A shares:
  Shares sold                 $14,332        1,394      $5,864          567     $13,051        1,255     $18,394          649
  Shares issued to owners
     in reinvestment
     of dividends               1,837          179         424           41         421           41       1,788           63
  Shares redeemed            (14,603)      (1,421)     (1,769)        (171)     (7,528)        (723)     (7,404)        (261)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase                 $1,566          152      $4,519          437     $ 5,944          573     $12,778          451
                            =========    =========   =========    =========   =========    =========   =========    =========

Series Institutional shares:
  Shares sold                 $29,320        2,851     $47,946        4,637     $17,827        1,713     $81,117        2,857
  Shares issued to owners
     in reinvestment
     of dividends               2,382          233       4,306          419         306           30      10,766          382
  Shares redeemed            (59,118)      (5,754)    (32,071)      (3,098)    (12,447)      (1,200)    (62,171)      (2,186)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase (decrease)   $(27,416)      (2,670)     $20,181        1,958     $ 5,686          543     $29,712        1,053
                            =========    =========   =========    =========   =========    =========   =========    =========

YEAR ENDED OCTOBER 31, 1997:
Series A shares:
  Shares sold                $ 30,209        2,949   $   7,985          784     $13,524        1,317    $ 30,638        1,111
  Shares issued to owners
     in reinvestment
     of dividends               3,315          325         739           73         561           55       2,728           99
  Shares redeemed            (26,932)      (2,629)     (5,689)        (557)     (5,799)        (564)    (13,274)        (482)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase               $  6,592          645   $   3,035          300     $ 8,286          808    $ 20,092          728
                            =========    =========   =========    =========   =========    =========   =========    =========

Series Institutional shares:
  Shares sold                $ 41,412        4,034    $108,111       10,593     $21,675        2,110    $ 99,564        3,611
  Shares issued to owners
     in reinvestment
     of dividends               7,603          744       7,516          740         432           42      20,489          746
  Shares redeemed            (60,562)      (5,912)    (37,572)      (3,678)     (7,177)        (699)    (91,596)      (3,322)
                            ---------    ---------   ---------    ---------   ---------    ---------   ---------    ---------
  Net increase (decrease)   $(11,547)      (1,134)    $ 78,055        7,655     $14,930        1,453    $ 28,457        1,035
                            =========    =========   =========    =========   =========    =========   =========    =========


                     See notes to the financial statements.

                                                                         FIRSTAR
                                                                            FUND
                                                                          (logo)


5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company, LLC ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the period ended April 30, 1998, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                         SHORT-TERM  INTERMEDIATE  TAX-EXEMPT       BOND
                        BOND MARKET  BOND MARKET  INTERMEDIATE   IMMDEX(TM)
                            FUND         FUND       BOND FUND       FUND
                        ------------ ------------ ------------  ------------

      Annual rate          0.60%        0.50%         0.50%        0.30%
      Fees waived           $265         $199          $98           _

  Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

  The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the period ended April 30, 1998, $66, $106, $30 and $183 of administration fees, in thousands, were voluntarily waived for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds, respectively.

  The Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX(TM) Funds aggregated $83, $28, $27 and $87, respectively, for the period ended April 30, 1998.

  Each Director of the Company who is not affiliated with FIRMCO receives a fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

                     See notes to the financial statements.


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FIRSTAR FUNDS ARE AVAILABLE THROUGH:

- THE FIRSTAR FUNDS CENTER,

- INVESTMENT SPECIALISTS WHO ARE REGISTERED
  REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.
  A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,

- AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


TO OPEN AN ACCOUNT OR REQUEST INFORMATION
1-800-982-8909
1-414-287-3710

FOR ACCOUNT BALANCES AND INVESTOR SERVICES
1-800-228-1024
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM



                                                   TO GET THERE, START HERE.(SM)

                                                                         FIRSTAR
                                                                            FUND
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                                                              FORM #40-0246 6/98